Exhibit 99.4

                   Prudential Mortgage Loan Purchase Agreement

                        MORTGAGE LOAN PURCHASE AGREEMENT
                               (PRUDENTIAL LOANS)

            Mortgage Loan Purchase Agreement (this "Agreement"), dated as of August 1, 2007, between Prudential Mortgage Capital Funding, LLC (the "Seller"), and Morgan Stanley Capital I Inc. (the "Purchaser").

            The Seller agrees to sell, and the Purchaser agrees to purchase, certain mortgage loans listed on Exhibit 1 hereto (the "Mortgage Loans") as described herein. The Purchaser will convey the Mortgage Loans to a trust (the "Trust") created pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of August 1, 2007, between the Purchaser, as depositor, Capmark Finance Inc., as Capmark Master Servicer, Prudential Asset Resources, Inc., as Prudential Master Servicer and DC Hilton Special Servicer, Centerline Servicing, Inc. (formerly ARCap Servicing, Inc.), as General Special Servicer, Wells Fargo Bank, National Association, as Trustee and Custodian, and U.S. Bank National Association, Paying Agent, Certificate Registrar and Authenticating Agent. In exchange for the Mortgage Loans and certain other mortgage loans (the "Other Mortgage Loans") to be purchased by the Purchaser, the Trust will issue to the Depositor pass-through certificates to be known as Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ15 (the "Certificates"). The Certificates will be issued pursuant to the Pooling and Servicing Agreement.

            Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

            The Class A-1, Class A-1A, Class A-2, Class A-3, Class A-4, Class A-M and Class A-J Certificates (the "Public Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., RBC Capital Markets Corporation and Greenwich Capital Markets, Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, between the Purchaser and the Underwriters, dated August 9, 2007 (the "Underwriting Agreement"), and the Class X, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O, Class P, Class EI, Class R-I, Class R-II and Class R-III Certificates (collectively, the "Private Certificates") will be sold by the Purchaser to Morgan Stanley & Co. Incorporated (in such capacity, the "Initial Purchaser") pursuant to a Certificate Purchase Agreement, between the Purchaser and the Initial Purchaser, dated August 9, 2007 (the "Certificate Purchase Agreement"). The Underwriters will offer the Public Certificates for sale publicly pursuant to a Prospectus dated June 22, 2007, as supplemented by a Prospectus Supplement dated August 9, 2007 (together, the "Prospectus Supplement"), and the Initial Purchaser will offer the Private Certificates (other than the Class EI, Class R-I, Class R-II and Class R-III Certificates) for sale in transactions exempt from the registration requirements of the Securities Act of 1933 pursuant to a Private Placement Memorandum, dated as of August 9, 2007 (the "Memorandum").

            In consideration of the mutual agreements contained herein, the Seller and the Purchaser hereby agree as follows:

            Section 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, on a servicing released basis, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as
Exhibit 1, as such schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Cut-Off Date with respect to each Mortgage Loan is such Mortgage Loan's Due Date in the month of August 2007. The Mortgage Loans will have an aggregate principal balance as of the close of business on the Cut-Off Date, after giving effect to any payments due on or before such date, whether or not received, of $749,692,457. The sale of the Mortgage Loans shall take place on August 23, 2007 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The purchase price to be paid by the Purchaser for the Mortgage Loans shall equal the amount set forth as such purchase price in the Bill of Sale. The purchase price shall be paid to the Seller by wire transfer in immediately available funds on the Closing Date.

            On the Closing Date, the Purchaser will assign to the Trustee pursuant to the Pooling and Servicing Agreement all of its right, title and interest in and to the Mortgage Loans and its rights under this Agreement (to the extent set forth in Section 15), and the Trustee shall succeed to such right, title and interest in and to the Mortgage Loans and the Purchaser's rights under this Agreement (to the extent set forth in Section 15).

            Section 2. Conveyance of Mortgage Loans. Effective as of the Closing Date, subject only to receipt of the consideration referred to in Section 1 hereof and the satisfaction of the conditions specified in Sections 6 and 7 hereof, the Seller does hereby transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller. The Mortgage Loan Schedule, as it may be amended from time to time on or prior to the Closing Date, shall conform to the requirements of this Agreement and the Pooling and Servicing Agreement. In connection with such transfer and assignment, the Seller shall deliver to the Custodian on behalf of the Trustee, on behalf of the Purchaser, on or prior to the Closing Date, the Mortgage Note (as described in clause (a) below) for each Mortgage Loan and on or prior to the fifth Business Day after the Closing Date, five limited powers of attorney substantially in the form attached hereto as Exhibit 4 in favor of the Trustee, the applicable Master Servicer and the applicable Special Servicer to empower the Trustee, the applicable Master Servicer and, in the event of the failure or incapacity of the Trustee and the applicable Master Servicer, the applicable Special Servicer, to submit for recording, at the expense of the Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage Files (so long as original counterparts have previously been delivered to the Trustee). The Seller agrees to reasonably cooperate with the Trustee, the applicable Master Servicer and the applicable Special Servicer in connection with any additional powers of attorney or revisions thereto that are requested by such parties for purposes of such recordation. The parties hereto agree that no such power of attorney shall be used with respect to any Mortgage Loan by or under authorization by any party hereto except to the extent that the absence of a document described in the second preceding sentence with respect to such Mortgage Loan remains unremedied as of the earlier of (i) the date that is 180 days following the delivery of notice of such absence to the Seller, but in no event earlier than 18 months from the Closing Date, and (ii) the date (if any) on which such Mortgage Loan becomes a Specially Serviced Mortgage Loan. The Trustee shall submit such documents for recording, at the Seller's expense, after the periods set forth above; provided, however, the Trustee shall not submit such assignments for recording if the Seller produces evidence that it has sent any such assignment for recording and certifies that the Seller is awaiting its return from the applicable recording office. In addition, not later than the 30th day following the Closing Date, the Seller shall deliver to the Custodian on behalf of the Trustee each of the remaining documents or instruments specified below (with such exceptions and additional time periods as are permitted by this Section) with respect to each Mortgage Loan (each, a "Mortgage File"). (The Seller acknowledges that the term "without recourse" does not modify the duties of the Seller under Section 5 hereof.)

            All Mortgage Files, or portions thereof, delivered prior to the Closing Date are to be held by the Custodian on behalf of the Trustee in escrow on behalf of the Seller at all times prior to the Closing Date. The Mortgage Files shall be released from escrow upon closing of the sale of the Mortgage Loans and payments of the purchase price therefor as contemplated hereby. The Mortgage File for each Mortgage Loan shall contain the following documents:

            (a) The original Mortgage Note bearing all intervening endorsements, endorsed in blank or endorsed "Pay to the order of Wells Fargo Bank, National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ15, without recourse, representation or warranty" or if the original Mortgage Note is not included therein, then a lost note affidavit and indemnity, with a copy of the Mortgage Note attached thereto;

            (b) The original Mortgage, with evidence of recording thereon, and, if the Mortgage was executed pursuant to a power of attorney, a certified true copy of the power of attorney certified by the public recorder's office, with evidence of recording thereon (if recording is customary in the jurisdiction in which such power of attorney was executed), or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such original Mortgage cannot be delivered with evidence of recording thereon on or prior to the 90th day following the Closing Date because of a delay caused by the public recording office where such original Mortgage has been delivered for recordation or because such original Mortgage has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of the Seller stating that such original Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such Mortgage is recorded that such copy is a true and complete copy of the original recorded Mortgage;

            (c) The originals of all agreements modifying a Money Term or other material modification, consolidation and extension agreements, if any, with evidence of recording thereon (if applicable) or if any such original modification, consolidation or extension agreement has been delivered to the appropriate recording office for recordation and either has not yet been returned on or prior to the 90th day following the Closing Date with evidence of recordation thereon or has been lost after recordation, a true copy of such modification, consolidation or extension certified by the Seller together with
(i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original modification, consolidation or extension agreement has been dispatched or sent to the appropriate public recording official for recordation or (ii) in the case of an original modification, consolidation or extension agreement that has been lost after recordation, a certification by the appropriate county recording office where such document is recorded that such copy is a true and complete copy of the original recorded modification, consolidation or extension agreement, and the originals of all assumption agreements, if any;

            (d) An original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in blank or in favor of "Wells Fargo Bank, National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ15";

            (e) Originals of all intervening assignments of Mortgage, if any, with evidence of recording thereon or, if such original assignments of Mortgage have been delivered to the appropriate recorder's office for recordation, certified true copies of such assignments of Mortgage certified by the Seller, or in the case of an original blanket intervening assignment of Mortgage retained by the Seller, a copy thereof certified by the Seller or, if any original intervening assignment of Mortgage has not yet been returned on or prior to the 90th day following the Closing Date from the applicable recording office or has been lost, a true and correct copy thereof, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such original intervening assignment of Mortgage has been sent to the appropriate public recording official for recordation or (ii) in the case of an original intervening assignment of Mortgage that has been lost after recordation, a certification by the appropriate county recording office where such assignment is recorded that such copy is a true and complete copy of the original recorded intervening assignment of Mortgage;

            (f) If the related Assignment of Leases is separate from the Mortgage, the original of such Assignment of Leases with evidence of recording thereon or certified by a title insurance company or escrow company to be a true copy thereof; provided that if such Assignment of Leases has not been returned on or prior to the 90th day following the Closing Date because of a delay caused by the applicable public recording office where such Assignment of Leases has been delivered for recordation or because such original Assignment of Leases has been lost, the Seller shall deliver or cause to be delivered to the Trustee a true and correct copy of such Assignment of Leases submitted for recording, together with, (i) in the case of a delay caused by the public recording office, an Officer's Certificate (as defined below) of the Seller stating that such Assignment of Leases has been sent to the appropriate public recording official for recordation or (ii) in the case of an original Assignment of Leases that has been lost after recordation, a certification by the appropriate county recording office where such Assignment of Leases is recorded that such copy is a true and complete copy of the original recorded Assignment of Leases, in each case together with an original assignment of such Assignment of Leases, in recordable form (except for recording information not yet available if the instrument being recorded has not been returned from the applicable recording office), signed by the holder of record in favor of "Wells Fargo Bank, National Association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 2007-IQ15," which assignment may be effected in the related Assignment of Mortgage;

            (g) The original or a copy of each guaranty, if any, constituting additional security for the repayment of such Mortgage Loan;

            (h) The original Title Insurance Policy, or in the event such original Title Insurance Policy has not been issued, a binder, actual "marked-up" title commitment, pro forma policy, or an agreement to provide any of the foregoing pursuant to binding escrow instructions executed by the title company or its authorized agent with the original Title Insurance Policy to follow within 180 days of the Closing Date, or a copy of any of the foregoing certified by the title company with the original Title Insurance Policy to follow within 180 days of the Closing Date, or a preliminary title report with the original Title Insurance Policy to follow within 180 days of the Closing Date;

            (i) (A) Copies of UCC financing statements (together with all assignments thereof) filed in connection with a Mortgage Loan and (B) UCC-2 or UCC-3 financing statements assigning such UCC financing statements to the Trustee delivered in connection with the Mortgage Loan;

            (j) Copies of the related ground lease(s), if any, to any Mortgage Loan where the Mortgagor is the lessee under such ground lease and there is a lien in favor of the mortgagee in such lease.

            (k) Copies of any loan agreements, lock-box agreements and intercreditor agreements, if any, related to any Mortgage Loan;

            (l) Either (A) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be assigned and delivered to the Trustee (or delivered to the Custodian on the Trustee's behalf) on behalf of the Trust with a copy to be held by the applicable Primary Servicer (or Master Servicer), and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the Primary Servicing Agreement or (B) the original of each letter of credit, if any, constituting additional collateral for such Mortgage Loan (other than letters of credit representing tenant security deposits which have been collaterally assigned to the lender), which shall be held by the applicable Primary Servicer (or Master Servicer) on behalf of the Trustee, with a copy to be held by the Custodian on behalf of the Trustee, and applied, drawn, reduced or released in accordance with documents evidencing or securing the applicable Mortgage Loan, the Pooling and Servicing Agreement and the Primary Servicing Agreement (it being understood that the Seller has agreed (a) that the proceeds of such letter of credit belong to the Trust, (b) to notify, on or before the Closing Date, the bank issuing the letter of credit that the letter of credit and the proceeds thereof belong to the Trust, and to use reasonable efforts to obtain within 30 days (but in any event to obtain within 90 days) following the Closing Date, an acknowledgement thereof by the bank (with a copy of such acknowledgement to be sent to the Custodian on behalf of the Trustee) and (c) to indemnify the Trust for any liabilities, charges, costs, fees or other expenses accruing from the failure of the Seller to assign the letter of credit hereunder). In the case of clause (B) above, any letter of credit held by the applicable Primary Servicer (or Master Servicer) shall be held in its capacity as agent of the Trust, and if the applicable Primary Servicer (or Master Servicer) sells its rights to service the applicable Mortgage Loan, the applicable Primary Servicer (or Master Servicer) has agreed to assign the applicable letter of credit to the Trust or at the direction of the applicable Special Servicer to such party as such Special Servicer may instruct, in each case, at the expense of the applicable Primary Servicer (or Master Servicer). The applicable Primary Servicer (or Master Servicer) has agreed to indemnify the Trust for any loss caused by the ineffectiveness of such assignment;

            (m) The original or a copy of the environmental indemnity agreement, if any, related to any Mortgage Loan;

            (n) Copies of third-party management agreements, if any, for all hotels and for such other Mortgaged Properties securing Mortgage Loans with a Cut-Off Date principal balance equal to or greater than $20,000,000.

            (o) The original of any Environmental Insurance Policy or, if the original is held by the related Mortgagor, a copy thereof;

            (p) A copy of any affidavit and indemnification agreement in favor of the lender;

            (q) With respect to hospitality properties, a copy of any franchise agreement, franchise comfort letter and applicable assignment or transfer documents;

            "Officer's Certificate" shall mean a certificate signed by one or more of the Chairman of the Board, any Vice Chairman, the President, any Senior Vice President, any Vice President, any Assistant Vice President, any Treasurer or any Assistant Treasurer.

            The Assignment of Mortgage, intervening assignments of Mortgage and assignment of Assignment of Leases referred to in clauses (d), (e) and (f) may be in the form of a single instrument assigning the Mortgage and the Assignment of Leases to the extent permitted by applicable law. To avoid the unnecessary expense and administrative inconvenience associated with the execution and recording or filing of multiple assignments of mortgages, assignments of leases (to the extent separate from the mortgages) and assignments of UCC financing statements, the Seller shall execute, in accordance with the third succeeding paragraph, the assignments of mortgages, the assignments of leases (to the extent separate from the mortgages) and the assignments of UCC financing statements relating to the Mortgage Loans naming the Trustee on behalf of the Certificateholders as assignee. Notwithstanding the fact that such assignments of mortgages, assignments of leases (to the extent separate from the assignments of mortgages) and assignments of UCC financing statements shall name the Trustee on behalf of the Certificateholders as the assignee, the parties hereto acknowledge and agree that the Mortgage Loans shall for all purposes be deemed to have been transferred from the Seller to the Purchaser and from the Purchaser to the Trustee on behalf of the Certificateholders.

            If the Seller cannot deliver, or cause to be delivered, as to any Mortgage Loan, any of the documents and/or instruments referred to in clauses
(b), (c), (e) or (f), with evidence of recording thereon, because of a delay caused by the public recording office where such document or instrument has been delivered for recordation within such 90-day period, but the Seller delivers a photocopy thereof (to the extent available, certified by the appropriate county recorder's office to be a true and complete copy of the original thereof submitted for recording or, if such certification is not available, together with an Officer's Certificate of the Seller stating that such document has been sent to the appropriate public recording official for recordation), to the Custodian on behalf of the Trustee within such 90-day period, the Seller shall then deliver within 180 days after the Closing Date the recorded document (or within such longer period after the Closing Date as the Custodian on behalf of the Trustee may consent to, which consent shall not be withheld so long as the Seller is, as certified in writing to the Trustee no less often than monthly, in good faith attempting to obtain from the appropriate county recorder's office such original or photocopy).

            The Trustee, as assignee or transferee of the Purchaser, shall be entitled to all scheduled payments of principal due thereon after the Cut-Off Date, all other payments of principal collected after the Cut-Off Date (other than scheduled payments of principal due on or before the Cut-Off Date), and all payments of interest on the Mortgage Loans allocable to the period commencing on the Cut-Off Date. All scheduled payments of principal and interest due on or before the Cut-Off Date and collected after the Cut-Off Date shall belong to the Seller.

            Within 45 days following the Closing Date, the Seller shall deliver and the Purchaser, the Custodian on behalf of the Trustee or the agents of either may submit or cause to be submitted for recordation at the expense of the Seller, in the appropriate public office for real property records, each assignment referred to in clauses (d) and (f)(ii) above (with recording information in blank if such information is not yet available). Within 15 days following the Closing Date, the Seller shall deliver and the Purchaser, the Custodian on behalf of the Trustee or the agents of either may submit or cause to be submitted for filing, at the expense of the Seller, in the appropriate public office for Uniform Commercial Code financing statements, the assignment referred to in clause (i) above. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall prepare a substitute therefor or cure such defect, and the Seller shall, at its own expense (except in the case of a document or instrument that is lost by the Trustee), record or file, as the case may be, and deliver such document or instrument in accordance with this Section 2.

            As to each Mortgage Loan secured by a Mortgaged Property with respect to which the related Mortgagor has entered into a franchise agreement and each Mortgage Loan secured by a Mortgaged Property with respect to which a letter of credit is in place, the Seller shall provide a notice on or prior to the date that is thirty (30) days after the Closing Date to the franchisor or the issuing financial institution, as applicable, of the transfer of such Mortgage Loan to the Trust pursuant to the Pooling and Servicing Agreement, and inform such parties that any notices to the Mortgagor's lender pursuant to such franchise agreement or letter of credit should thereafter be forwarded to the applicable Master Servicer and, with respect to each franchise agreement, provide a franchise comfort letter to the franchisor on or prior to the date that is thirty (30) days after the Closing Date. After the Closing Date, with respect to any letter of credit that has not yet been assigned to the Trust, upon the written request of the applicable Master Servicer or the applicable Primary Servicer, the Seller will draw on such letter of credit as directed by such Master Servicer or such Primary Servicer in such notice to the extent the Seller has the right to do so.

            Documents that are in the possession of the Seller, its agents or its subcontractors that relate to the servicing of any Mortgage Loans and that are not required to be a part of the Mortgage File and are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan (the "Servicing File") shall be delivered by the Seller to or at the direction of the applicable Master Servicer, on behalf of the Purchaser, on or prior to the 75th day after the Closing Date, in accordance with the Primary Servicing Agreement, if applicable.

            The Servicing File shall include, to the extent required to be (and actually) delivered to the Seller pursuant to the applicable Mortgage Loan documents, copies of the following items: the Mortgage Note, any Mortgage, the Assignment of Leases and the Assignment of Mortgage, any guaranty/indemnity agreement, any loan agreement, the insurance policies or certificates, as applicable, the property inspection reports, any financial statements on the property, any escrow analysis, the tax bills, the Appraisal, the environmental report, the engineering report, the asset summary, financial information on the Mortgagor/sponsor and any guarantors, any letters of credit, any intercreditor agreements and any Environmental Insurance Policies; provided, however, the Seller shall not be required to deliver any draft documents, attorney-client privileged communications, internal correspondence or credit analysis. Delivery of any of the foregoing documents to the Primary Servicer shall be deemed a delivery to the applicable Master Servicer and satisfy Seller's obligations under this sub-paragraph.

            Upon the sale of the Mortgage Loans by the Seller to the Purchaser pursuant to this Agreement, the ownership of each Mortgage Note, Mortgage and the other contents of the related Mortgage File shall be vested in the Purchaser and its assigns, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or that come into the possession of the Seller shall immediately vest in the Purchaser and its assigns, and shall be delivered promptly by the Seller to or on behalf of either the Custodian (on behalf of the Trustee) or the applicable Master Servicer as set forth herein, subject to the requirements of the Primary Servicing Agreement. The Seller's and Purchaser's records shall reflect the transfer of each Mortgage Loan from the Seller to the Purchaser and its assigns as a sale.

            It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and related property to the Purchaser by the Seller as provided in this Section 2 be, and be construed as, an absolute sale of the Mortgage Loans and related property. It is, further, not the intention of the parties that such conveyance be deemed a pledge of the Mortgage Loans and related property by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans or any related property are held to be the property of the Seller, or if for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans or any related property, then:

            (i) this Agreement shall be deemed to be a security agreement; and

            (ii) the conveyance provided for in this Section 2 shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title, and interest, whether now owned or hereafter acquired, in and to:

                  (A) All accounts, general intangibles, chattel paper,
            instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule, including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

                  (B) All accounts, general intangibles, chattel paper,
            instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (A) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

                  (C) All cash and non-cash proceeds of the collateral described in clauses (A) and (B) above.

            The possession by the Purchaser or its designee of the Mortgage Notes, the Mortgages, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be possession by the secured party or possession by a purchaser for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-305 and 9-115 thereof) as in force in the relevant jurisdiction. Notwithstanding the foregoing, the Seller makes no representation or warranty as to the perfection of any such security interest.

            Notifications to Persons holding such property, and acknowledgments, receipts, or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or Persons holding for, the Purchaser or its designee, as applicable, for the purpose of perfecting such security interest under applicable law.

            The Seller shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. In such case, the Seller shall file all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect such security interest in such property. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            Notwithstanding anything to the contrary contained herein, and subject to Section 2(a), the Purchaser shall not be required to purchase any Mortgage Loan as to which any Mortgage Note (endorsed as described in clause (a) above) or lost note affidavit and indemnity required to be delivered to or on behalf of the Trustee or the applicable Master Servicer pursuant to this Section 2 on or before the Closing Date is not so delivered, or is not properly executed or is defective on its face, and the Purchaser's acceptance of the related Mortgage Loan on the Closing Date shall in no way constitute a waiver of such omission or defect or of the Purchaser's or its successors' and assigns' rights in respect thereof pursuant to Section 5.

            Section 3. Examination of Mortgage Files and Due Diligence Review. The Seller shall (i) deliver to the Purchaser on or before the Closing Date a diskette acceptable to the Purchaser that contains such information about the Mortgage Loans as may be reasonably requested by the Purchaser, (ii) deliver to the Purchaser investor files (collectively the "Collateral Information") with respect to the assets proposed to be included in the Mortgage Pool and made available at the Purchaser's headquarters in New York, and (iii) otherwise cooperate fully with the Purchaser in its examination of the credit files, underwriting documentation and Mortgage Files for the Mortgage Loans and its due diligence review of the Mortgage Loans. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the credit files, underwriting documentation or Mortgage Files for the Mortgage Loans shall not affect the right of the Purchaser or the Trustee to cause the Seller to cure any Material Document Defect or Material Breach (each as defined below), or to repurchase or replace the defective Mortgage Loans pursuant to
Section 5 of this Agreement.

            On or prior to the Closing Date, the Seller shall allow representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the Custodian, the applicable Special Servicer and each Rating Agency to examine and audit all books, records and files pertaining to the Mortgage Loans, the Seller's underwriting procedures and the Seller's ability to perform or observe all of the terms, covenants and conditions of this Agreement. Such examinations and audits shall take place at one or more offices of the Seller during normal business hours and shall not be conducted in a manner that is disruptive to the Seller's normal business operations upon reasonable prior advance notice. In the course of such examinations and audits, the Seller will make available to such representatives of any of the Purchaser, each Underwriter, the Initial Purchaser, the Trustee, the Custodian, the applicable Special Servicer and each Rating Agency reasonably adequate facilities, as well as the assistance of a sufficient number of knowledgeable and responsible individuals who are familiar with the Mortgage Loans and the terms of this Agreement, and the Seller shall cooperate fully with any such examination and audit in all material respects. On or prior to the Closing Date, the Seller shall provide the Purchaser with all material information regarding the Seller's financial condition and access to knowledgeable financial or accounting officers for the purpose of answering questions with respect to the Seller's financial condition, financial statements as provided to the Purchaser or other developments affecting the Seller's ability to consummate the transactions contemplated hereby or otherwise affecting the Seller in any material respect. Within 45 days after the Closing Date, the Seller shall provide the applicable Master Servicer or Primary Servicer, if applicable, with any additional information identified by such Master Servicer or Primary Servicer, if applicable, as necessary to complete the CMSA Property File, to the extent that such information is available.

            The Purchaser may exercise any of its rights hereunder through one or more designees or agents; provided the Purchaser has provided the Seller with prior notice of the identity of such designee or agent.

            The Purchaser shall keep confidential any information regarding the Seller and the Mortgage Loans that has been delivered into the Purchaser's possession and that is not otherwise publicly available; provided, however, that such information shall not be kept confidential (and the right to require confidentiality under any confidentiality agreement is hereby waived) to the extent such information is required to be included in the Memorandum or the Prospectus Supplement or the Purchaser is required by law or court order to disclose such information. If the Purchaser is required to disclose in the Memorandum or the Prospectus Supplement confidential information regarding the Seller as described in the preceding sentence, the Purchaser shall provide to the Seller a copy of the proposed form of such disclosure prior to making such disclosure and the Seller shall promptly, and in any event within two Business Days, notify the Purchaser of any inaccuracies therein, in which case the Purchaser shall modify such form in a manner that corrects such inaccuracies. If the Purchaser is required by law or court order to disclose confidential information regarding the Seller as described in the second preceding sentence, the Purchaser shall notify the Seller and cooperate in the Seller's efforts to obtain a protective order or other reasonable assurance that confidential treatment will be accorded such information and, if in the absence of a protective order or such assurance, the Purchaser is compelled as a matter of law to disclose such information, the Purchaser shall, prior to making such disclosure, advise and consult with the Seller and its counsel as to such disclosure and the nature and wording of such disclosure and the Purchaser shall use reasonable efforts to obtain confidential treatment therefor. Notwithstanding the foregoing, if reasonably advised by counsel that the Purchaser is required by a regulatory agency or court order to make such disclosure immediately, then the Purchaser shall be permitted to make such disclosure without prior review by the Seller.

            Section 4. Representations and Warranties of the Seller and the Purchaser.

            (a) To induce the Purchaser to enter into this Agreement, the Seller hereby makes for the benefit of the Purchaser and its assigns with respect to each Mortgage Loan as of the date hereof (or as of such other date specifically set forth in the particular representation and warranty) each of the representations and warranties set forth on Exhibit 2 hereto, except as otherwise set forth on Schedule A attached hereto, and hereby further represents and warrants to the Purchaser as of the date hereof that:

            (i) The Seller is duly organized and is validly existing as a limited liability company in good standing under the laws of Delaware. The Seller has the requisite power and authority and legal right to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the requisite power and authority to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, and assuming the due authorization, execution and delivery hereof by the Purchaser, this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable in accordance with its terms, except as such enforcement may be limited by
      (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (D) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

            (iii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) such qualifications as may be required under state securities or blue sky laws, (2) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with the Seller's sale of the Mortgage Loans to the Purchaser,
      (3) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained and (4) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

            (iv) Neither the transfer of the Mortgage Loans to the Purchaser, nor the execution, delivery or performance of this Agreement by the Seller, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (A) any term or provision of the Seller's articles of organization, limited liability company operating agreement or by-laws, (B) any term or provision of any material agreement, contract, instrument or indenture to which the Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) after giving effect to the consents or taking of the actions contemplated in subsection (iii), any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted.

            (v) There are no actions or proceedings against, or investigations of, the Seller pending or, to the Seller's knowledge, threatened in writing against the Seller before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to materially and adversely affect the transfer of the Mortgage Loans to the Purchaser or the execution or delivery by, or enforceability against, the Seller of this Agreement or have an effect on the financial condition of the Seller that would materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

            (vi) On the Closing Date, the sale of the Mortgage Loans pursuant to this Agreement will effect a transfer by the Seller of all of its right, title and interest in and to the Mortgage Loans to the Purchaser.

            To induce the Purchaser to enter into this Agreement, the Seller hereby covenants that the foregoing representations and warranties and those set forth on Exhibit 2 hereto, will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct in all material respects as of such specified date.

            Each of the representations, warranties and covenants made by the Seller pursuant to this Section 4(a) shall survive the sale of the Mortgage Loans and shall continue in full force and effect notwithstanding any restrictive or qualified endorsement on the Mortgage Notes.

            (b) To induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants to the Seller as of the date hereof:

            (i) The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as presently conducted by it.

            (ii) The Purchaser has full power and authority to acquire the Mortgage Loans, to execute and deliver this Agreement and to enter into and consummate all transactions contemplated by this Agreement. The Purchaser has duly and validly authorized the execution, delivery and performance of this Agreement and has duly and validly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes the valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (iii) No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law, for the execution, delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby that has not been obtained or made by the Purchaser.

            (iv) Neither the purchase of the Mortgage Loans nor the execution, delivery and performance of this Agreement by the Purchaser will violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event that, with notice or lapse of time or both, would constitute a default) under, or result in a breach of, any material agreement, contract, instrument or indenture to which the Purchaser is a party or that may be applicable to the Purchaser or its assets.

            (v) The Purchaser's execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, rule, writ, injunction, order or decree of any court, or order or regulation of any federal, state or municipal government agency having jurisdiction over the Purchaser or its assets, which violation could materially and adversely affect the condition (financial or otherwise) or the operation of the Purchaser or its assets or could materially and adversely affect its ability to perform its obligations and duties hereunder.

            (vi) There are no actions or proceedings against, or investigations of, the Purchaser pending or, to the Purchaser's knowledge, threatened against the Purchaser before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates, the execution, delivery or enforceability of this Agreement or have an effect on the financial condition of the Purchaser that would materially and adversely affect the ability of the Purchaser to perform its obligation under this Agreement.

            (vii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Seller, the Underwriters, the Initial Purchaser and their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or consummation of any of the transactions contemplated hereby.

            To induce the Seller to enter into this Agreement, the Purchaser hereby covenants that the foregoing representations and warranties will be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date.

            Each of the representations and warranties made by the Purchaser pursuant to this Section 4(b) shall survive the purchase of the Mortgage Loans.

            Section 5. Remedies Upon Breach of Representations and Warranties Made by the Seller.

            (a) It is hereby acknowledged that the Seller shall make for the benefit of the Trustee on behalf of the holders of the Certificates, whether directly or by way of the Purchaser's assignment of its rights hereunder to the Trustee, the representations and warranties set forth on Exhibit 2 hereto (each as of the date hereof unless otherwise specified).

            (b) It is hereby further acknowledged that if any document required to be delivered to the Custodian on behalf of the Trustee pursuant to Section 2 is not delivered as and when required (and including the expiration of any grace or cure period), is not properly executed or is defective on its face, or if there is a breach of any of the representations and warranties required to be made by the Seller regarding the characteristics of the Mortgage Loans and/or the related Mortgaged Properties as set forth in Exhibit 2 hereto, and in either case such defect or breach, either (i) materially and adversely affects the interests of the holders of the Certificates in the related Mortgage Loan, or
(ii) both (A) the document defect or breach materially and adversely affects the value of the Mortgage Loan and (B) the Mortgage Loan is a Specially Serviced Mortgage Loan or Rehabilitated Mortgage Loan (such a document defect described in the preceding clause (i) or (ii), a "Material Document Defect" and such a breach described in the preceding clause (i) or (ii) a "Material Breach"), the party discovering such Material Document Defect or Material Breach shall promptly notify, in writing, the other party; provided that any breach of the representation and warranty contained in paragraph (38) of such Exhibit 2 shall constitute a Material Breach only if such prepayment premium or yield maintenance charge is not deemed "customary" for commercial mortgage loans as evidenced by (i) an opinion of tax counsel to such effect or (ii) a determination by the Internal Revenue Service that such provision is not customary. Promptly (but in any event within three Business Days) upon becoming aware of any such Material Document Defect or Material Breach, the applicable Master Servicer shall, and the applicable Special Servicer may, request that the Seller, not later than 90 days from the Seller's receipt of the notice of such Material Document Defect or Material Breach, cure such Material Document Defect or Material Breach, as the case may be, in all material respects; provided, however, that if such Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period, and such Material Document Defect or Material Breach would not cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), but the Seller is diligently attempting to effect such correction or cure, as certified by the Seller in an Officer's Certificate delivered to the Trustee, then the cure period will be extended for an additional 90 days unless, solely in the case of a Material Document Defect, (x) the Mortgage Loan is, at the end of the initial 90-day period, a Specially Serviced Mortgage Loan and a Servicing Transfer Event has occurred as a result of a monetary default or as described in clause (ii) or clause (v) of the definition of "Servicing Transfer Event" in the Pooling and Servicing Agreement and (y) the Material Document Defect was identified in a certification delivered to the Seller by the Trustee pursuant to
Section 2.2 of the Pooling and Servicing Agreement not less than 90 days prior to the delivery of the notice of such Material Document Defect. The parties acknowledge that neither delivery of a certification or schedule of exceptions to the Seller pursuant to Section 2.2 of the Pooling and Servicing Agreement or otherwise nor possession of such certification or schedule by the Seller shall, in and of itself, constitute delivery of notice of any Material Document Defect or knowledge or awareness by the Seller of any Material Document Defect listed therein.

            The Seller hereby covenants and agrees that, if any such Material Document Defect or Material Breach cannot be corrected or cured in all material aspects within the above cure periods, the Seller shall, on or before the termination of such cure periods, either (i) repurchase the affected Mortgage Loan or REO Mortgage Loan from the Purchaser or its assignee at the Purchase Price as defined in the Pooling and Servicing Agreement, or (ii) if within the two-year period commencing on the Closing Date, at its option replace, without recourse, any Mortgage Loan or REO Mortgage Loan to which such defect relates with a Qualifying Substitute Mortgage Loan. If such Material Document Defect or Material Breach would cause the Mortgage Loan to be other than a "qualified mortgage" (as defined in the Code), then notwithstanding the previous sentence, such repurchase or substitution must occur within 90 days from the earlier of the date the Seller discovered or was notified of the breach or defect. The Seller agrees that any substitution shall be completed in accordance with the terms and conditions of the Pooling and Servicing Agreement.

            If (i) a Mortgage Loan is to be repurchased or replaced in connection with a Material Document Defect or Material Breach as contemplated above, (ii) such Mortgage Loan is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Cross-Collateralized Loan" and collectively, the "Crossed Group") in the Trust and (iii) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to such other Mortgage Loans included in the Crossed Group (without regard to this paragraph), then the applicable document defect or breach (as the case may be) shall be deemed to constitute a Material Document Defect or Material Breach, as the case may be, as to each such other Mortgage Loan included in the Crossed Group for purposes of the above provisions, and the Seller shall be obligated to repurchase or replace each such other Mortgage Loan included in the Crossed Group in accordance with the provisions above, unless, in the case of such breach or document defect, both of the following conditions would be satisfied if the Seller were to repurchase or replace only those Mortgage Loans as to which a Material Breach had occurred without regard to this paragraph (the "Affected Loan(s)"): (1) the debt service coverage ratio for all such other Mortgage Loans included in the Crossed Group (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or replacement (determined as provided in the definition of Debt Service Coverage Ratio in the Pooling and Servicing Agreement, except that net cash flow for such four calendar quarters, rather than year-end, shall be used) is at least equal to the greater of (x) the weighted average debt service coverage ratio for all such Mortgage Loans in the Crossed Group (including the Affected Loan(s)) set forth under the heading "NCF DSCR" in Appendix II to the Final Prospectus Supplement and (y) 1.25x, and (2) the Loan-to-Value Ratio for all such other Mortgage Loans in the Crossed Group (excluding the Affected Loan(s)) is not greater than the lesser of (x) the current loan-to-value ratio for all such Mortgage Loans in the Crossed Group (including the Affected Loan(s)) set forth under the heading "Cut-Off Date LTV" in Appendix II to the Final Prospectus Supplement and (y) 75%. The determination of the applicable Master Servicer as to whether either of the conditions set forth above has been satisfied shall be conclusive and binding in the absence of manifest error. The applicable Master Servicer will be entitled to cause, or direct the Seller to cause, to be delivered to such Master Servicer at the Seller's expense (i) an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause
(2) above has been satisfied, in each case at the expense of the Seller if the scope and cost of the Appraisal is approved by the Seller (such approval not to be unreasonably withheld) and (ii) an Opinion of Counsel that not requiring the repurchase of each such Cross-Collateralized Loan in the Crossed Group will not result in an Adverse REMIC Event.

            With respect to any Cross-Collateralized Loan, to the extent that the Seller is required to repurchase or substitute for such Mortgage Loan (each, a "Repurchased Loan") in the manner prescribed above while the Trustee (as assignee of the Purchaser) continues to hold any other Cross-Collateralized Loan in the Crossed Group, the Seller and the Purchaser hereby agree to modify, prior to such repurchase or substitution, the related Mortgage Loan documents in a manner such that such affected Repurchased Loan, on the one hand, and any other Crossed-Collateralized Loans in the Crossed Group held by the Trustee, on the other, would no longer be cross-defaulted or cross-collateralized with one another; provided that the Seller shall have furnished the Trustee, at the expense of the Seller, a nondisqualification opinion that such modification shall not cause an Adverse REMIC Event; provided, further, that if such nondisqualification opinion cannot be furnished, the Seller and the Purchaser agree that such repurchase or substitution of only the Repurchased Loan, notwithstanding anything to the contrary herein, shall not be permitted and the Seller shall repurchase or substitute for the Repurchased Loan and all other Crossed-Collateralized Loans in the Crossed Group. Any reserve or other cash collateral or letters of credit securing the Cross-Collateralized Loans shall be allocated between such Mortgage Loans in accordance with the Mortgage Loan documents. All other terms of the Mortgage Loans shall remain in full force and effect, without any modification thereof. The Mortgagors set forth on Schedule B hereto are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Mortgagor's consent.

            Upon occurrence (and after any applicable cure or grace period), any of the following document defects shall be conclusively presumed materially and adversely to affect the interests of Certificateholders in a Mortgage Loan and be a Material Document Defect: (i) the absence from the Mortgage File of the original signed Mortgage Note, unless the Mortgage File contains a signed lost note affidavit and indemnity and a copy of the Mortgage Note; (ii) the absence from the Mortgage File of the item called for by paragraph (b) of the definition of Mortgage File; or (iii) the absence from the Mortgage File of the item called for by paragraph (h) of the definition of Mortgage File. If any of the foregoing Material Document Defects is discovered by the Custodian (or the Trustee if there is no Custodian), the Trustee (or as set forth in Section 2.3(a) of the Pooling and Servicing Agreement, the applicable Master Servicer) will take the steps described elsewhere in this Section, including the giving of notices to the Rating Agencies and the parties hereto and making demand upon the Seller for the cure of the Material Document Defect or repurchase or replacement of the related Mortgage Loan.

            If the Seller disputes that a Material Document Defect or Material Breach exists with respect to a Mortgage Loan or otherwise refuses (i) to effect a correction or cure of such Material Document Defect or Material Breach, (ii) to repurchase the Affected Loan from the Trust or (iii) to replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan, then provided that (x) the period of time provided for the Seller to correct, repurchase or cure has expired and (y) the Mortgage Loan is then in default and is then a Specially Serviced Mortgage Loan, the applicable Special Servicer may, subject to the Servicing Standard, modify, work-out or foreclose, sell or otherwise liquidate (or permit the liquidation of) the Mortgage Loan pursuant to Section 9.5,
Section 9.12, Section 9.15 and Section 9.36, as applicable, of the Pooling and Servicing Agreement, while pursuing the repurchase claim. The Seller acknowledges and agrees that any modification of the Mortgage Loan pursuant to such a work-out shall not constitute a defense to any repurchase claim nor shall such modification or work-out change the Purchase Price due from the Seller for any repurchase claim. Any sale of the Mortgage Loan, or foreclosure upon such Mortgage Loan and sale of the REO Property, to a Person other than the Seller shall be without (i) recourse of any kind (either express or implied) by such Person against the Seller and (ii) representation or warranty of any kind (either express or implied) by the Seller to or for the benefit of such Person.

            The fact that a Material Document Defect or Material Breach is not discovered until after foreclosure (but in all instances prior to the sale of the related REO Property or Mortgage Loan) shall not prejudice any claim against the Seller for repurchase of the REO Mortgage Loan or REO Property. In such an event, the applicable Master Servicer or the applicable Special Servicer, as applicable, shall be required to notify the Seller of the discovery of the Material Document Defect or Material Breach and the Seller shall be required to follow the procedures set forth in this Agreement to correct or cure such Material Document Defect or Material Breach or purchase the REO Property at the Purchase Price. If the Seller fails to correct or cure the Material Document Defect or Material Breach or purchase the REO Property, then the provisions above regarding notice of offers related to such REO Property and the Seller's right to purchase such REO Property shall apply. If a court of competent jurisdiction issues a final order that the Seller is or was obligated to repurchase the related Mortgage Loan or REO Mortgage Loan or the Seller otherwise accepts liability, then, after the expiration of any applicable appeal period, but in no event later than the termination of the Trust pursuant to
Section 9.30 of the Pooling and Servicing Agreement, the Seller will be obligated to pay to the Trust the difference between any Liquidation Proceeds received upon such liquidation (including those arising from any sale to the Seller) and the Purchase Price; provided that the prevailing party in such action shall be entitled to recover all costs, fees and expenses (including reasonable attorneys' fees) related thereto.

            In connection with any liquidation or sale of a Mortgage Loan or REO Property as described above, the applicable Special Servicer will not receive a Liquidation Fee in connection with such liquidation or sale or any portion of the Work-Out Fee that accrues after the Seller receives notice of a Material Document Defect or Material Breach until a final determination has been made, as set forth in the prior paragraph, as to whether the Seller is or was obligated to repurchase such related Mortgage Loan or REO Property. Upon such determination, the applicable Special Servicer will be entitled: (i) with respect to a determination that the Seller is or was obligated to repurchase, to collect a Liquidation Fee, if due in accordance with the definition thereof, based upon the full Purchase Price of the related Mortgage Loan or REO property, with such Liquidation Fee payable by the Seller or (ii) with respect to a determination that Seller is not or was not obligated to repurchase (or the Trust decides that it will no longer pursue a claim against the Seller for repurchase), (A) to collect a Liquidation Fee based upon the Liquidation Proceeds as received upon the actual sale or liquidation of such Mortgage Loan or REO Property, and (B) to collect any accrued and unpaid Work-Out Fee, based on amounts that were collected for as long as the related Mortgage Loan was a Rehabilitated Mortgage Loan, in each case with such amount to be paid from amounts in the Certificate Account.

            The obligations of the Seller set forth in this Section 5(b) to cure a Material Document Defect or a Material Breach or repurchase or replace a defective Mortgage Loan constitute the sole remedies of the Purchaser or its assignees with respect to a Material Document Defect or Material Breach in respect of an outstanding Mortgage Loan; provided, that this limitation shall not in any way limit the Purchaser's rights or remedies upon breach of any other representation or warranty or covenant by the Seller set forth in this Agreement (other than those set forth in Exhibit 2).

            Notwithstanding the foregoing, in the event that there is a breach of the representation and warranty set forth in paragraph 41 of Exhibit 2 attached hereto because the underlying loan documents do not provide for the payment by the Mortgagor of reasonable costs and expenses associated with the defeasance or assumption of a Mortgage Loan by the Mortgagor, the Seller hereby covenants and agrees to pay such reasonable costs and expenses, to the extent an amount is due and not paid by the related Mortgagor. The parties hereto acknowledge that the payment of such reasonable costs and expenses shall be the Seller's sole obligation with respect to the breaches discussed in the previous sentence. The Seller shall have no obligation to pay for any of the foregoing costs if the applicable Mortgagor has an obligation to pay for such costs.

            The Seller hereby agrees that it will pay for any expense incurred by the applicable Master Servicer or the applicable Special Servicer, as applicable, in connection with modifying a Mortgage Loan pursuant to Section 2.3 of the Pooling and Servicing Agreement in order for such Mortgage Loan to be a "qualified substitute mortgage loan" within the meaning of the Treasury Regulations promulgated under the Code. Upon a breach of the representation and warranty set forth in paragraph 37 of Exhibit 2 attached hereto, if such Mortgage Loan is modified so that it becomes a "qualified substitute mortgage loan", such breach will be cured and the Seller will not be obligated to repurchase or otherwise remedy such breach.

            (c) The Pooling and Servicing Agreement shall provide that the Trustee (or the applicable Master Servicer or the applicable Special Servicer on its behalf) shall give written notice within three Business Days to the Seller of its discovery of any Material Document Defect or Material Breach and prompt written notice to the Seller in the event that any Mortgage Loan becomes a Specially Serviced Mortgage Loan (as defined in the Pooling and Servicing Agreement).

            (d) If the Seller repurchases any Mortgage Loan pursuant to this
Section 5, the Purchaser or its assignee, following receipt by the Trustee of the Purchase Price therefor, promptly shall deliver or cause to be delivered to the Seller all Mortgage Loan documents with respect to such Mortgage Loan, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed and assigned to the Seller in the same manner such that the Seller shall be vested with legal and beneficial title to such Mortgage Loan, in each case without recourse, including any property acquired in respect of such Mortgage Loan or proceeds of any insurance policies with respect thereto.

            Section 6. Closing. The closing of the sale of the Mortgage Loans shall be held at the offices of Cadwalader, Wickersham & Taft LLP, One World Financial Center, New York, NY 10281 at 9:00 a.m., New York time, on the Closing Date.

            The obligation of the Seller and the Purchaser to close shall be subject to the satisfaction of each of the following conditions on or prior to the Closing Date:

            (a) All of the representations and warranties of the Seller and the Purchaser specified in Section 4 of this Agreement (including, without limitation, the representations and warranties set forth on Exhibit 2 to this Agreement) shall be true and correct as of the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date.

            (b) All Closing Documents specified in Section 7 of this Agreement, in such forms as are agreed upon and reasonably acceptable to the Seller or the Purchaser, as applicable, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof.

            (c) The Seller shall have delivered and released to the Purchaser or its designee all documents required to be delivered to the Purchaser as of the Closing Date pursuant to Section 2 of this Agreement.

            (d) The result of the examination and audit performed by the Purchaser and its affiliates pursuant to Section 3 hereof shall be satisfactory to the Purchaser and its affiliates in their sole determination and the parties shall have agreed to the form and contents of the Loan Seller Information (as defined in the Indemnification Agreement) to be disclosed in the Memorandum and the Prospectus Supplement.

            (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date.

            (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser pursuant to Section 8 hereof.

            (g) The Certificates to be so rated shall have been assigned ratings by each Rating Agency no lower than the ratings specified for each such Class in the Memorandum and the Prospectus Supplement.

            (h) No Underwriter shall have terminated the Underwriting Agreement and the Initial Purchaser shall not have terminated the Certificate Purchase Agreement, and neither the Underwriters nor the Initial Purchaser shall have suspended, delayed or otherwise cancelled the Closing Date.

            (i) The Seller shall have received the purchase price for the Mortgage Loans pursuant to Section 1 hereof.

            Each party agrees to use its best efforts to perform its respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            Section 7. Closing Documents. The Closing Documents shall consist of the following:

            (a) This Agreement duly executed by the Purchaser and the Seller.

            (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser and its successors and assigns may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on the Closing Date, provided that any representations and warranties made as of a specified date shall be true and correct as of such specified date; and (ii) the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date.

            (c) True, complete and correct copies of the Seller's limited liability company operating agreement and by-laws.

            (d) A certificate of existence for the Seller from the Secretary of State of Delaware dated not earlier than 30 days prior to the Closing Date.

            (e) A certificate of the Secretary or Assistant Secretary of the Seller, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures.

            (f) An opinion of counsel (which, other than as to the opinion described in paragraph (vi) below, may be in-house counsel) to the Seller, dated the Closing Date, substantially to the effect of the following (with such changes and modifications as the Purchaser may approve and subject to such counsel's reasonable qualifications):

            (i) The Seller is validly existing under Delaware and has full corporate power and authority to enter into and perform its obligations under this Agreement.

            (ii) This Agreement has been duly authorized, executed and delivered by the Seller.

            (iii) No consent, approval, authorization or order of any federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the terms of this Agreement except any approvals as have been obtained.

            (iv) Neither the execution, delivery or performance of this Agreement by the Seller, nor the consummation by the Seller of any of the transactions contemplated by the terms of this Agreement (A) conflicts with or results in a breach or violation of, or constitutes a default under, the organizational documents of the Seller, (B) to the knowledge of such counsel, constitutes a default under any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or by which it or any of its assets is bound or results in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instrument, other than pursuant to this Agreement, or (C) conflicts with or results in a breach or violation of any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, except where in any of the instances contemplated by clauses (B) or (C) above, any conflict, breach or default, or creation or imposition of any lien, charge or encumbrance, will not have a material adverse effect on the consummation of the transactions contemplated hereby by the Seller or materially and adversely affect its ability to perform its obligations and duties hereunder or result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted.

            (v) To his or her knowledge, there are no legal or governmental actions, investigations or proceedings pending to which the Seller is a party, or threatened against the Seller, (a) asserting the invalidity of this Agreement or (b) which materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement.

            (vi) This Agreement is a valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (1) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (2) other laws relating to or affecting the rights of creditors generally, (3) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (4) public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

            Such opinion may express its reliance as to factual matters on, among other things specified in such opinion, the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to this Agreement.

            In rendering the opinions expressed above, such counsel may limit such opinions to matters governed by the federal laws of the United States and the corporate and limited liability company laws of the State of Delaware and the State of New York, as applicable.

            (g) Such other opinions of counsel as any Rating Agency may request in connection with the sale of the Mortgage Loans by the Seller to the Purchaser or the Seller's execution and delivery of, or performance under, this Agreement.

            (h) A letter from Deloitte & Touche LLP, certified public accountants, dated the date hereof, to the effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Memorandum and the Prospectus Supplement agrees with the records of the Seller.

            (i) Such further certificates, opinions and documents as the Purchaser may reasonably request.

            (j) An officer's certificate of the Purchaser, dated as of the Closing Date, with the resolutions of the Purchaser authorizing the transactions described herein attached thereto, together with certified copies of the charter, by-laws and certificate of good standing of the Purchaser dated not earlier than 30 days prior to the Closing Date.

            (k) Such other certificates of the Purchaser's officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Seller or its counsel may reasonably request.

            (l) An executed Bill of Sale in the form attached hereto as Exhibit
3.

            Section 8. Costs. The Seller shall pay the Purchaser the costs and expenses as agreed upon by the Seller and the Purchaser in a separate Letter of Understanding dated August 9, 2007.

            Section 9. Exchange Act Reporting Information. The Seller hereby agrees to deliver to the Purchaser and the Trustee any disclosure information relating to any event specifically related to the Seller reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust (in formatting reasonably appropriate for inclusion in such form), including, without limitation, the disclosure required under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K. The Seller shall use its best efforts to deliver proposed disclosure language relating to any event described under Items 1117 and 1119 of Regulation AB and Item 1.03 to Form 8-K to the Trustee and the Purchaser within one Business Day and in any event no later than two Business Days of the Seller becoming aware of such event and shall provide disclosure relating to any other event reasonably determined by the Purchaser as required to be disclosed on Form 8-K, Form 10-D or Form 10-K within two Business Days following the Purchaser's request for such disclosure language. The obligation of the Seller to provide the above-referenced disclosure materials will terminate upon notice or other written confirmation from the Purchaser or the Trustee that the Trustee has filed a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 13.8 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended, have otherwise been automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section will be used in the preparation of reports meeting the reporting requirements of the Trust under
Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.

            Section 10. Notices. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered or certified mail, postage prepaid and received by the addressee, (c) sent by express courier delivery service and received by the addressee, or (d) transmitted by telex or facsimile transmission (or any other type of electronic transmission agreed upon by the parties) and confirmed by a writing delivered by any of the means described in
(a), (b) or (c), if (i) to the Purchaser, addressed to Morgan Stanley Capital I Inc., 1585 Broadway, New York, New York 10036, Attention: Anthony Sfarra (or such other address as may hereafter be furnished in writing by the Purchaser), or (ii) if to the Seller, addressed to the Seller at Prudential Mortgage Capital Funding, LLC, 100 Mulberry Street Gateway Center 4, 8th Floor, Newark, New Jersey 07102, Attention: Sean Beggan.

            Section 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            Section 12. Further Assurances. The Seller and the Purchaser each agree to execute and deliver such instruments and take such actions as the other may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement and the Pooling and Servicing Agreement.

            Section 13. Survival. Each party hereto agrees that the representations, warranties and agreements made by it herein and in any certificate or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party, notwithstanding any investigation heretofore or hereafter made by the other party or on its behalf, and that the representations, warranties and agreements made by such other party herein or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

            Section 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

            Section 15. Benefits of Mortgage Loan Purchase Agreement. This Agreement shall inure to the benefit of and shall be binding upon the Seller, the Purchaser and their respective successors, legal representatives, and permitted assigns, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that the rights and obligations of the Purchaser pursuant to Sections 2, 4(a), 5, 11 and 12 hereof may be assigned to the Trustee as may be required to effect the purposes of the Pooling and Servicing Agreement and, upon such assignment, the Trustee shall succeed to the rights and obligations hereunder of the Purchaser. No owner of a Certificate issued pursuant to the Pooling and Servicing Agreement shall be deemed a successor or permitted assigns because of such ownership.

            Section 16. Miscellaneous. This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to the entire business of the Seller shall be the successor to the Seller hereunder.

            Section 17. Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof (other than the Letter of Understanding, the Indemnification Agreement and the Pooling and Servicing Agreement), and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

            IN WITNESS WHEREOF, the Purchaser and the Seller have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                       PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC


                                       By: /s/ Sean Beggan
                                           -------------------------------------
                                           Name: Sean Beggan
                                           Title: Vice President


                                       MORGAN STANLEY CAPITAL I INC.


                                       By: /s/ Anthony J. Sfarra
                                           -------------------------------------
                                           Name: Anthony J. Sfarra
                                           Title: Executive Director

                                    EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE

APPENDIX II
CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS



Mortgage Loan No.   CMSA Loan No.   CMSA Property No.   Mortgage Loan Seller(1)
-----------------   -------------   -----------------   -----------------------
1                               1   1-001               PMCF
2                               2   2-001               PMCF

13                             13   13-001              PMCF
16                             16   16-001              PMCF
19                             19   19-001              PMCF

20                             20   20-001              PMCF
                               22
22                                  22-001              PMCF
22                                  22-002              PMCF
22                                  22-003              PMCF
22                                  22-004              PMCF
22                                  22-005              PMCF
22                                  22-006              PMCF
22                                  22-007              PMCF
31                             31   31-001              PMCF
43                             43   43-001              PMCF
45                             45   45-001              PMCF
49                             49   49-001              PMCF
54                             54   54-001              PMCF
61                             61   61-001              PMCF
64                             64   64-001              PMCF
65                             65   65-001              PMCF
70                             70   70-001              PMCF
77                             77   77-001              PMCF
84                             84   84-001              PMCF
85                             85   85-001              PMCF
86                             86   86-001              PMCF



97                             97   97-001              PMCF
100                           100   100-001             PMCF
103                           103   103-001             PMCF
105                           105   105-001             PMCF
107                           107   107-001             PMCF


114                           114   114-001             PMCF



Mortgage Loan No.   Property Name(2)                                           Loan Group   Cross-Collateralization(2)
-----------------   --------------------------------------------------------   ----------   --------------------------
1                   First Stamford                                                      1   No
2                   Hilton Washington DC                                                1   No

13                  190 East 7th Street                                                 2   No
16                  The AES Building                                                    1   No
19                  Sample 95 Industrial Portfolio                                      1   No

20                  BoDo Lifestyle Center                                               1   No
                    Szeles Portfolio Roll-Up
22                  Szeles Portfolio I - Rossmoyne Business Center (IX)                 1   No
22                  Szeles Portfolio I - 100 Corporate Center (IX)                      1   No
22                  Szeles Portfolio I - Evergreen Center (IX)                          1   No
22                  Szeles Portfolio I - East Park Building (IX)                        1   No
22                  Szeles Portfolio I - Anchor Place (IX)                              1   No
22                  Szeles Portfolio I - Commerce Business Center (IX)                  1   No
22                  Szeles Portfolio I - State Hill Professional Center (IX)            1   No
31                  Headquarters I,II, & Severna Park I                                 1   No
43                  Dorneyville Shopping Center                                         1   No
45                  Super DSM                                                           1   No
49                  Gemini Towers                                                       1   No
54                  Bridger Peaks Town Center                                           1   No
61                  French Quarter Apartments                                           2   No
64                  Peace Corporate Industrial                                          1   No
65                  Beechwood Centre                                                    1   No
70                  Palms at Rolling Creek                                              2   No
77                  Edina Professional Building                                         1   No
84                  Woodranch Center                                                    1   No
85                  Southcross Village                                                  2   No
86                  Emmott Business Park                                                1   No



97                  Bedrosian - Colorado Springs                                        1   No
100                 Twin Spires Self Storage                                            1   No
103                 The Tower                                                           1   No
105                 Alameda Crossing Shops                                              1   No
107                 La Quinta Inn & Suites                                              1   No


114                 Colonial Woods                                                      2   No



Mortgage Loan No.   Original Balance   Cut-Off Date Balance(3)   NOI DSCR(4)   NCF DSCR(4)   Cut-Off Date LTV    Balloon LTV
-----------------   ----------------   -----------------------   -----------   -----------   ----------------    -----------
1                       $250,000,000              $250,000,000          1.34          1.05               68.7%          64.0%
2                       $215,000,000              $215,000,000          2.02          1.80               73.9%          73.9%

13                       $46,500,000               $46,500,000          1.21          1.20               60.2%          60.2%
16                       $39,000,000               $38,952,719          1.27          1.15               77.9%          61.1%
19                       $27,000,000               $27,000,000          1.37          1.25               74.0%          74.0%

20                       $23,250,000               $23,250,000          1.46          1.42               75.7%          75.7%
                         $20,350,000               $20,350,000          1.62          1.15               71.2%          63.4%
22                        $6,617,308                $6,617,308          1.62          1.15               71.2%          63.4%
22                        $3,771,154                $3,771,154          1.62          1.15               71.2%          63.4%
22                        $3,130,769                $3,130,769          1.62          1.15               71.2%          63.4%
22                        $2,348,077                $2,348,077          1.62          1.15               71.2%          63.4%
22                        $1,565,385                $1,565,385          1.62          1.15               71.2%          63.4%
22                        $1,565,385                $1,565,385          1.62          1.15               71.2%          63.4%
22                        $1,351,922                $1,351,922          1.62          1.15               71.2%          63.4%
31                       $16,803,750               $16,803,750          1.65          1.46               63.9%          63.9%
43                       $11,175,000               $11,175,000          1.40          1.11               78.1%          73.4%
45                       $10,800,000               $10,800,000          1.54          1.15               80.0%          74.6%
49                       $10,500,000               $10,491,067          1.43          1.15               78.9%          66.9%
54                       $10,000,000               $10,000,000          1.79          1.68               61.3%          61.3%
61                        $9,000,000                $9,000,000          1.56          1.41               63.4%          63.4%
64                        $8,600,000                $8,600,000          2.12          1.85               64.7%          64.7%
65                        $8,275,000                $8,275,000          1.54          1.17               79.6%          74.3%
70                        $6,850,000                $6,850,000          1.55          1.23               78.7%          72.9%
77                        $5,150,000                $5,150,000          1.45          1.07               79.8%          74.5%
84                        $4,390,000                $4,390,000          1.41          1.15               67.5%          63.5%
85                        $4,250,000                $4,250,000          1.46          1.15               74.6%          69.6%
86                        $4,200,000                $4,156,661          1.39          1.15               66.2%           2.1%



97                        $3,400,000                $3,397,506          1.32          1.22               77.2%          66.5%
100                       $3,280,000                $3,280,000          1.44          1.19               80.0%          75.0%
103                       $3,250,000                $3,188,314          1.57          1.36               72.0%          61.7%
105                       $3,000,000                $3,000,000          1.68          1.63               45.8%          39.2%
107                       $3,000,000                $2,997,430          1.59          1.40               66.6%          55.6%


114                       $2,840,000                $2,835,010          1.42          1.22               67.9%          58.1%



Mortgage Loan No.   Street Address                                        City                          State
-----------------   ---------------------------------------------------   ---------------------------   -----
1                   100, 200 & 300 First Stamford Place                   Stamford                      CT
2                   1919 Connecticut Ave                                  Washington                    DC

13                  186-196 East 7th Street                               New York                      NY
16                  388 South Main Street                                 Akron                         OH
19                  3001 & 3035 North Andrews Ave. Extension              Pompano Beach                 FL
                    & 2000 Park Central Boulevard North
20                  S. 8th Street & W. Broad Street                       Boise                         ID

22                  4999 Louise Drive                                     Lower Allen Township          PA
22                  100 Corporate Center Drive                            East Pennsboro Township       PA
22                  101 Erford Road                                       East Pennsboro Township       PA
22                  939 East Park Drive                                   Lower Paxton Township         PA
22                  645 North 12th Street                                 lemoyne Borough               PA
22                  50 Commerce Drive                                     Spring Township               PA
22                  1991 State Hill Road                                  Wyomissing Borough            PA
31                  Headquarters Drive & Governor Ritchie Hwy             Millersville & Severna Park   MD
43                  3245 Hamilton Boulevard                               South Whitehall               PA
45                  3900 NW 106th Street                                  Urbandale                     IA
49                  1991-2001 Crocker Road                                Westlake                      OH
54                  1550 N. 19th Avenue                                   Bozeman                       MT
61                  7381 Normandie Court                                  Hazelwood                     MO
64                  12101 Barber Greene Road                              DeKalb                        IL
65                  7508 Beechwood Centre Road                            Avon                          IN
70                  17100 Rolling Creek Dr                                Houston                       TX
77                  7250 France Ave S                                     Edina                         MN
84                  1070 & 1080 Country Club Drive                        Simi Vallley                  CA
85                  14802 County Road 5                                   Burnsville                    MN
86                  9000 Emmott Road; 7100, 7150, & 7200 Ertel Lane;      Houston                       TX
                    7000 & 7020 Dallas Street; 9101 & 9103 Keough Road;
                    7025, 7045, 7075, and 7095 San Antonio Street;
                    9000, 9015, and 9028 Hahn Road
97                  3590 Citadel Drive North                              Colorado Springs              CO
100                 8507 Walbrook Drive                                   Knoxville                     TN
103                 402 E. Yakima Ave                                     Yakima                        WA
105                 1619 N. Dysart Road                                   Avondale                      AZ
107                 14000 Medical Complex Drive                           Tomball                       TX


114                 6333 Windswept Lane                                   Houston                       TX



Mortgage Loan No.   Zip Code       Property Type   Property Sub-Type   Units/SF   Year Built   Year Renovated   Percent Leased(5)
-----------------   ------------   -------------   -----------------   --------   ----------   --------------   -----------------
1                          06902   Office          Suburban             793,624   1984-1986               NAP                98.7%
2                          20009   Hospitality     Full Service           1,119         1965              NAP                73.4%

13                         10009   Multifamily     Low Rise                 124         1998              NAP               100.0%
16                         44311   Office          Urban                429,080         1925             1995                97.6%
19                         33069   Industrial      Flex                 373,225         2000              NAP               100.0%

20                         83702   Retail          Anchored             118,050         2005              NAP                94.3%

22                         17111   Office          Suburban              57,078         1998              NAP                98.0%
22                         17011   Office          Suburban              41,998         1989              NAP                94.2%
22                         17011   Office          Suburban              26,005         2000              NAP                73.9%
22                         17111   Office          Suburban              24,700         1988              NAP               100.0%
22                         17111   Office          Suburban              15,344         1988              NAP                66.8%
22                    19610-3335   Office          Suburban              12,784         1997              NAP               100.0%
22                    19610-1648   Office          Suburban              10,922         1996              NAP               100.0%
31                  21108, 21146   Industrial      Flex                 208,089   1985-1987               NAP                90.9%
43                         18103   Retail          Unanchored           101,763         1970             2001                90.2%
45                         50322   Industrial      Flex                 518,161         1968       1972, 1982                89.9%
49                         44145   Office          Suburban             145,242   1981, 1985              NAP                91.1%
54                         59715   Retail          Anchored              76,034         2000              NAP                98.7%
61                         63042   Multifamily     Garden                   272         1970              NAP                94.1%
64                    60115-7901   Industrial      Warehouse            304,704         1957             2007               100.0%
65                         46123   Retail          Anchored              99,005         1999              NAP                98.4%
70                         77090   Multifamily     Garden                   180         1969             2005                96.1%
77                    55435-4305   Office          Medical               51,201         1973             2006                81.7%
84                         93065   Retail          Unanchored            20,730         1999              NAP               100.0%
85                         55306   Multifamily     Garden                    60         1985              NAP                91.7%
86                         77040   Industrial      Flex                 178,278         1991             2006                95.7%



97                         80909   Retail          Single Tenant         42,024         1995             2005               100.0%
100                        37923   Self Storage    Self Storage             403         2000              NAP                94.3%
103                        98901   Office          Suburban             129,005         1939             1980                86.7%
105                        85323   Retail          Shadow Anchored       12,316         2006              NAP               100.0%
107                        77375   Hospitality     Limited Service           67         2003              NAP                59.8%


114                   77057-7279   Multifamily     Garden                   112         1982              NAP                91.0%



Mortgage Loan No.   Percent Leased as of Date(5)   Security Type(6)   Lien Position   Related Borrower List
-----------------   ----------------------------   ----------------   -------------   ---------------------
1                   04/30/2007                     Fee                First           NAP
2                   03/31/2007                     Fee                First           NAP

13                  06/11/2007                     Fee                First           NAP
16                  06/29/2007                     Leasehold          First           NAP
19                  05/01/2007                     Fee                First           NAP

20                  06/29/2007                     Fee                First           NAP

22                  07/03/2007                     Fee                First           NAP
22                  07/03/2007                     Fee                First           NAP
22                  07/03/2007                     Fee                First           NAP
22                  07/03/2007                     Fee                First           NAP
22                  07/03/2007                     Fee                First           NAP
22                  07/03/2007                     Fee                First           NAP
22                  07/03/2007                     Fee                First           NAP
31                  06/19/2007                     Fee                First           NAP
43                  06/07/2007                     Fee                First           NAP
45                  05/01/2007                     Fee                First           NAP
49                  06/04/2007                     Fee                First           NAP
54                  05/15/2007                     Fee                First           NAP
61                  04/30/2007                     Fee                First           NAP
64                  05/30/2007                     Fee                First           NAP
65                  05/31/2007                     Fee                First           NAP
70                  05/24/2007                     Fee                First           NAP
77                  05/01/2007                     Fee                First           NAP
84                  04/27/2007                     Fee                First           NAP
85                  05/01/2007                     Fee                First           NAP
86                  07/03/2007                     Fee                First           NAP



97                  07/01/2007                     Fee                First           NAP
100                 05/29/2007                     Fee                First           NAP
103                 06/01/2007                     Fee                First           NAP
105                 05/01/2007                     Fee                First           NAP
107                 03/31/2007                     Fee                First           NAP


114                 05/01/2007                     Fee                First           NAP



Mortgage Loan No.   Cut-Off Date Balance per Unit or SF   Note Date    First Payment Date (P&I)   First Payment Date (IO)
-----------------   -----------------------------------   ----------   ------------------------   -----------------------
1                                                  $315   06/15/2007   08/05/2012                 08/05/2007
2                                              $192,136   05/30/2007   NAP                        07/05/2007

13                                             $375,000   06/11/2007   NAP                        08/05/2007
16                                                  $91   06/22/2007   08/05/2007                 NAP
19                                                  $72   07/02/2007   NAP                        08/05/2007

20                                                 $197   07/06/2007   NAP                        09/05/2007
                                                          07/10/2007   09/05/2009                 09/05/2007
22                                                 $108   07/10/2007   09/05/2009                 09/05/2007
22                                                 $108   07/10/2007   09/05/2009                 09/05/2007
22                                                 $108   07/10/2007   09/05/2009                 09/05/2007
22                                                 $108   07/10/2007   09/05/2009                 09/05/2007
22                                                 $108   07/10/2007   09/05/2009                 09/05/2007
22                                                 $108   07/10/2007   09/05/2009                 09/05/2007
22                                                 $108   07/10/2007   09/05/2009                 09/05/2007
31                                                  $81   06/28/2007   NAP                        08/05/2007
43                                                 $110   06/08/2007   08/05/2012                 08/05/2007
45                                                  $21   06/20/2007   08/05/2012                 08/05/2007
49                                                  $72   07/03/2007   08/05/2007                 NAP
54                                                 $132   07/18/2007   NAP                        09/05/2007
61                                              $33,088   06/29/2007   NAP                        08/05/2007
64                                                  $28   06/15/2007   NAP                        08/05/2007
65                                                  $84   06/20/2007   08/05/2012                 08/05/2007
70                                              $38,056   06/15/2007   08/01/2011                 08/01/2007
77                                                 $101   05/18/2007   07/05/2012                 07/05/2007
84                                                 $212   07/12/2007   09/05/2012                 09/05/2007
85                                              $70,833   06/29/2007   08/05/2012                 08/05/2007
86                                                  $23   03/01/2007   04/05/2007                 NAP



97                                                  $81   07/02/2007   08/05/2007                 NAP
100                                              $8,139   05/30/2007   07/05/2012                 07/05/2007
103                                                 $93   01/27/2006   03/05/2006                 NAP
105                                                $244   07/12/2007   09/05/2007                 NAP
107                                             $44,738   06/08/2007   08/05/2007                 NAP


114                                             $25,313   05/24/2007   07/05/2007                 NAP



Mortgage Loan No.   Maturity Date   Due Date   Grace Period(7)   ARD Loan   Lockbox Status   Lockbox Type
-----------------   -------------   --------   ---------------   --------   --------------   ------------
1                   07/05/2017             5                 0   No         In-Place         Hard
2                   06/05/2012             5                 0   No         In-Place         Hard

13                  07/05/2017             5                 0   No         None             NAP
16                  07/05/2017             5                 0   No         None             NAP
19                  07/05/2017             5                 0   No         None             NAP

20                  08/05/2017             5                 0   No         None             NAP
                    08/05/2017                                              None             NAP
22                  08/05/2017             5                 0   No         None             NAP
22                  08/05/2017             5                 0   No         None             NAP
22                  08/05/2017             5                 0   No         None             NAP
22                  08/05/2017             5                 0   No         None             NAP
22                  08/05/2017             5                 0   No         None             NAP
22                  08/05/2017             5                 0   No         None             NAP
22                  08/05/2017             5                 0   No         None             NAP
31                  07/05/2017             5                 0   No         None             NAP
43                  07/05/2017             5                 0   No         None             NAP
45                  07/05/2017             5                 0   No         None             NAP
49                  07/05/2017             5                 0   No         In-Place         Hard
54                  08/05/2017             5                 0   No         None             NAP
61                  07/05/2017             5                 0   No         None             NAP
64                  07/05/2016             5                 0   No         Springing        Hard
65                  07/05/2017             5                 0   No         None             NAP
70                  07/01/2017             1                 0   No         None             NAP
77                  06/05/2017             5                 0   No         None             NAP
84                  08/05/2017             5                 0   No         None             NAP
85                  07/05/2017             5                 0   No         None             NAP
86                  03/05/2027             5                 0   No         None             NAP



97                  07/05/2017             5                 0   Yes        Springing        Hard
100                 06/05/2017             5                 0   No         None             NAP
103                 02/05/2016             5                 0   No         None             NAP
105                 08/05/2017             5                 0   No         None             NAP
107                 07/05/2017             5                 0   No         In-Place         Hard


114                 06/05/2017             5                 0   No         None             NAP



Mortgage Loan No.   Original Term to Maturity   Remaining Term to Maturity   Original Amort. Term(8)   Remaining Amort. Term
-----------------   -------------------------   --------------------------   -----------------------   ---------------------
1                                         120                          119                       360                     360
2                                          60                           58                        IO                      IO

13                                        120                          119                        IO                      IO
16                                        120                          119                       300                     299
19                                        120                          119                        IO                      IO

20                                        120                          120                        IO                      IO
                                          120                          120                       360                     360
22                                        120                          120                       360                     360
22                                        120                          120                       360                     360
22                                        120                          120                       360                     360
22                                        120                          120                       360                     360
22                                        120                          120                       360                     360
22                                        120                          120                       360                     360
22                                        120                          120                       360                     360
31                                        120                          119                        IO                      IO
43                                        120                          119                       360                     360
45                                        120                          119                       360                     360
49                                        120                          119                       360                     359
54                                        120                          120                        IO                      IO
61                                        120                          119                        IO                      IO
64                                        108                          107                        IO                      IO
65                                        120                          119                       360                     360
70                                        120                          119                       360                     360
77                                        120                          118                       360                     360
84                                        120                          120                       360                     360
85                                        120                          119                       360                     360
86                                        240                          235                       240                     235



97                                        120                          119                       360                     359
100                                       120                          118                       360                     360
103                                       120                          102                       360                     342
105                                       120                          120                       360                     360
107                                       120                          119                       324                     323


114                                       120                          118                       360                     358



Mortgage Loan No.   Mortgage Rate(9)    Monthly Payment (P&I)(9)   Monthly Payment (IO)(9)   Third Most Recent NOI
-----------------   ----------------    ------------------------   -----------------------   ---------------------
1                              5.650%              $1,443,089.47             $1,193,431.71             $17,412,837
2                              5.779%                        NAP             $1,049,784.78             $25,318,046

13                             6.300%                        NAP               $247,515.63              $3,090,819
16                             6.260%                $257,512.18                       NAP              $2,968,872
19                             5.980%                        NAP               $136,418.75              $2,253,591

20                             5.790%                        NAP               $113,739.32                     NAP
                               6.190%                $124,505.41               $106,430.04
22                             6.190%                 $40,486.03                $34,608.37                $646,385
22                             6.190%                 $23,072.68                $19,723.05                 $96,954
22                             6.190%                 $19,154.68                $16,373.85                $416,475
22                             6.190%                 $14,366.01                $12,280.39                $192,110
22                             6.190%                  $9,577.34                 $8,186.93                $165,907
22                             6.190%                  $9,577.34                 $8,186.93                $188,200
22                             6.190%                  $8,271.33                 $7,070.52                $199,436
31                             6.190%                        NAP                $87,883.22              $1,482,103
43                             6.200%                 $68,443.41                $58,539.41                $575,215
45                             5.680%                 $62,546.43                $51,830.00               -$153,358
49                             5.900%                 $62,279.33                       NAP              $1,318,471
54                             5.880%                        NAP                $49,680.56                $905,096
61                             6.170%                        NAP                $46,917.71                $800,683
64                             5.670%                        NAP                $41,199.38                     NAP
65                             5.760%                 $48,343.23                $40,271.67                $718,655
70                             6.330%                 $42,533.68                $36,635.61                $101,646
77                             5.760%                 $30,086.73                $25,063.33                $636,116
84                             6.350%                 $27,316.15                $23,553.06                $339,093
85                             5.760%                 $24,828.85                $20,683.33                $323,095
86                             6.080%                 $30,284.27                       NAP                $605,175



97                             6.450%                 $21,378.63                       NAP                     NAP
100                            6.060%                 $19,791.96                $16,794.06                $304,251
103                            5.650%                 $18,760.16                       NAP                $749,087
105                            6.280%                 $18,530.09                       NAP                     NAP
107                            6.970%                 $20,575.81                       NAP                $397,186


114                            6.180%                 $17,357.28                       NAP                $302,258



Mortgage Loan No.   Third Most Recent NOI End Date   Second Most Recent NOI   Second Most Recent NOI End Date
-----------------   ------------------------------   ----------------------   -------------------------------
1                   12/31/2004                                  $17,847,207   12/31/2005
2                   12/31/2005                                  $23,998,380   12/31/2006

13                  12/31/2005                                   $3,259,736   12/31/2006
16                  12/31/2004                                   $3,880,214   12/31/2005
19                  12/31/2005                                   $2,303,869   12/31/2006

20                  NAP                                                 NAP   NAP

22                  12/31/2004                                     $705,641   12/31/2005
22                  12/31/2004                                    -$131,372   12/31/2005
22                  12/31/2004                                     $392,582   12/31/2005
22                  12/31/2004                                     $199,320   12/31/2005
22                  12/31/2004                                     $168,810   12/31/2005
22                  12/31/2004                                     $208,942   12/31/2005
22                  12/31/2004                                     $205,323   12/31/2005
31                  12/31/2005                                   $1,725,574   12/31/2006
43                  12/31/2004                                     $671,135   12/31/2005
45                  12/31/2004                                      $22,752   12/31/2005
49                  12/31/2005                                   $1,062,953   12/31/2006
54                  12/31/2005                                     $979,503   12/31/2006
61                  12/31/2004                                     $844,590   12/31/2005
64                  NAP                                                 NAP   NAP
65                  12/31/2005                                     $747,719   12/31/2006
70                  12/31/2005                                     $467,098   12/31/2006
77                  12/31/2005                                     $555,824   12/31/2006
84                  12/31/2005                                     $401,484   12/31/2006
85                  12/31/2005                                     $339,643   12/31/2006
86                  12/31/2004                                     $605,175   12/31/2005



97                  NAP                                                 NAP   NAP
100                 12/31/2005                                     $283,532   12/31/2006
103                 09/30/2004                                     $705,601   09/30/2005
105                 NAP                                                 NAP   NAP
107                 12/31/2005                                     $368,351   12/31/2006


114                 12/31/2005                                     $307,965   12/31/2006



Mortgage Loan No.   Most Recent NOI   Most Recent NOI End Date      Underwritten EGI   Underwritten Expenses
-----------------   ---------------   ---------------------------   ----------------   ---------------------
1                       $18,369,592   T-12 (12/31/2006)                  $30,696,728             $11,577,054
2                       $25,452,940   T-12 (3/31/2007)                   $91,551,170             $66,162,367

13                       $3,381,821   T-12 (4/30/2007)                    $5,038,745              $1,443,134
16                       $4,157,156   T-12 (12/31/2006)                   $5,547,107              $1,628,765
19                       $2,279,033   T-12 (3/30/2007)                    $3,556,140              $1,305,670

20                       $1,342,536   T-12 (12/31/2006)                   $2,804,126                $813,896
                                                                          $3,217,353              $1,145,189
22                         $768,647   T-12 (12/31/2006)                     $985,943                $368,029
22                         $416,688   T-12 (12/31/2006)                     $682,668                $236,959
22                         $225,345   T-12 (12/31/2006)                     $501,582                $163,851
22                         $240,639   T-12 (12/31/2006)                     $345,735                $137,095
22                         $114,911   T-12 (12/31/2006)                     $271,047                $105,412
22                         $186,625   T-12 (12/31/2006)                     $236,898                 $77,274
22                         $236,926   T-12 (12/31/2006)                     $193,480                 $56,569
31                       $1,579,314   T-12 (3/31/2007)                    $2,472,908                $734,728
43                         $942,702   T-12 (12/31/2006)                   $1,380,432                $397,444
45                         $807,484   T-12 (12/31/2006)                   $1,632,357                $677,164
49                       $1,028,743   T-12 (5/31/2007)                    $2,226,321              $1,158,823
54                       $1,003,241   T-12 (4/1/2007)                     $1,525,442                $457,880
61                         $871,163   T-12 (12/31/2006)                   $1,837,919                $961,071
64                              NAP   NAP                                 $1,324,972                $274,646
65                         $708,420   T-12 (3/30/2007)                    $1,064,054                $321,402
70                         $680,476   T-4 (04/30/2007) Annualized         $1,368,094                $687,334
77                         $484,219   T-12 (2/28/2007)                    $1,136,601                $700,140
84                         $438,378   T-4 (04/30/2007) Annualized           $524,532                $124,853
85                         $354,733   T-12 (4/30/2007)                      $627,600                $265,601
86                         $602,365   T-9 (09/30/2006) Annualized           $683,113                $179,463



97                              NAP   NAP                                   $521,141                $182,150
100                        $290,526   T-2 (02/28/2007) Annualized           $528,325                $237,580
103                      $1,115,777   T-12 (12/31/2006)                   $2,071,798                $743,535
105                        $143,955   YTD (5/7/2007)                        $469,490                 $95,016
107                        $442,349   T-12 (3/31/2007)                    $1,134,437                $743,054


114                        $312,237   T-12 (3/31/2007)                      $598,227                $303,224



Mortgage Loan No.   Underwritable NOI   Underwritten Reserves   Underwritable Cash Flow   Balloon Balance   Current Value(10)
-----------------   -----------------   ---------------------   -----------------------   ---------------   -----------------
1                         $19,119,674                $931,662               $18,188,013      $233,099,302        $364,000,000
2                         $25,388,803              $2,746,535               $22,642,268      $215,000,000        $291,000,000

13                         $3,595,610                 $33,356                $3,562,254       $46,500,000         $77,200,000
16                         $3,918,342                $362,607                $3,555,735       $30,573,593         $50,000,000
19                         $2,250,471                $198,742                $2,051,729       $27,000,000         $36,500,000

20                         $1,990,230                 $50,768                $1,939,462       $23,250,000         $30,700,000
                           $2,072,163                $354,248                $1,717,915       $18,139,970         $28,600,000
22                           $617,914                 $90,757                  $527,157        $5,898,661          $9,300,000
22                           $445,709                $132,712                  $312,997        $3,361,603          $5,300,000
22                           $337,730                 $32,616                  $305,114        $2,790,764          $4,400,000
22                           $208,640                 $38,100                  $170,540        $2,093,073          $3,300,000
22                           $165,635                 $22,145                  $143,490        $1,395,383          $2,200,000
22                           $159,624                 $20,207                  $139,417        $1,395,383          $2,200,000
22                           $136,911                 $17,711                  $119,200        $1,205,102          $1,900,000
31                         $1,738,180                $194,617                $1,543,563       $16,803,750         $26,300,000
43                           $982,987                 $73,495                  $909,492       $10,495,693         $14,300,000
45                           $955,193                 $90,153                  $865,040       $10,074,025         $13,500,000
49                         $1,067,498                $205,896                  $861,602        $8,899,607         $13,300,000
54                         $1,067,562                 $66,457                $1,001,105       $10,000,000         $16,300,000
61                           $876,848                 $81,600                  $795,248        $9,000,000         $14,190,000
64                         $1,050,326                $138,021                  $912,305        $8,600,000         $13,300,000
65                           $742,653                 $65,920                  $676,733        $7,727,151         $10,400,000
70                           $680,761                 $55,080                  $625,681        $6,346,092          $8,700,000
77                           $436,461                 $49,165                  $387,296        $4,808,132          $6,450,000
84                           $399,679                 $23,939                  $375,740        $4,130,059          $6,500,000
85                           $361,999                 $19,881                  $342,118        $3,968,627          $5,700,000
86                           $503,650                 $84,405                  $419,245          $134,532          $6,280,000



97                           $338,990                 $26,396                  $312,594        $2,927,658          $4,400,000
100                          $290,745                  $7,139                  $283,606        $3,074,443          $4,100,000
103                        $1,328,263                $171,279                $1,156,984        $2,732,060         $16,700,000
105                          $374,475                 $11,832                  $362,643        $2,570,151          $6,550,000
107                          $391,384                 $45,378                  $346,006        $2,503,654          $4,500,000


114                          $295,003                 $40,420                  $254,583        $2,426,208          $4,175,000



Mortgage Loan No.   Source of Value(10)   Valuation Date   Largest Tenant(11)                  Lease Expiration Date   % NSF
-----------------   -------------------   --------------   ---------------------------------   ---------------------   -----
1                   Appraisal             05/10/2007       Legg Mason & Co., LLC               Various                  36.8%
2                   Appraisal             02/19/2007       NAP                                 NAP                       NAP

13                  Appraisal             02/12/2007       NAP                                 NAP                       NAP
16                  Appraisal             02/23/2007       Advanced Elastomer Systems          12/31/2015               35.5%
19                  Appraisal             06/01/2007       Beltmann Group, Inc - Bldg 3        10/31/2010               30.5%

20                  Appraisal             06/01/2007       Regal Cinemas (Edwards)             11/30/2020               38.1%

22                  Appraisal             04/27/2007       Chubb Group of Insurance            02/28/2010               15.1%
22                  Appraisal             04/27/2007       Mass Mutual Life Insurance Co.      03/31/2013               42.3%
22                  Appraisal             04/27/2007       Milton S. Hershey Medical Center    03/31/2010               34.6%
22                  Appraisal             04/27/2007       Scientific Games                    12/31/2008              100.0%
22                  Appraisal             04/27/2007       Site Blauvelt Engineers             10/14/2008               33.6%
22                  Appraisal             04/27/2007       Berkshire Health Plan               03/31/2013               60.9%
22                  Appraisal             04/27/2007       Reading Hospital & Medical Center   12/31/2011               75.1%
31                  Appraisal             03/25/2007       Millenium Digital Media             08/31/2007               10.0%
43                  Appraisal             04/09/2007       Gallery Billards                    04/30/2009               11.8%
45                  Appraisal             04/10/2007       EDS Information Services            01/31/2011               53.7%
49                  Appraisal             05/16/2007       PS Professional Office              01/31/2009                8.4%
54                  Appraisal             05/09/2007       Old Navy                            08/31/2010               27.7%
61                  Appraisal             05/24/2007       NAP                                 NAP                       NAP
64                  Appraisal             05/02/2007       3M Company                          07/31/2016               91.3%
65                  Appraisal             04/09/2007       Gerdt Furniture & Interiors, Inc.   12/09/2018               66.4%
70                  Appraisal             05/23/2007       NAP                                 NAP                       NAP
77                  Appraisal             04/10/2007       Arthritis and Rheumatology          02/28/2010               24.5%
84                  Appraisal             05/22/2007       Tutor Time                          07/31/2016               51.8%
85                  Appraisal             04/03/2007       NAP                                 NAP                       NAP
86                  Appraisal             01/25/2007       Copeland International              04/30/2009               21.5%



97                  Appraisal             04/10/2007       Bedrosian Tile                      06/30/2019              100.0%
100                 Appraisal             04/01/2007       NAP                                 NAP                       NAP
103                 Appraisal             02/15/2006       Moss Adams                          11/30/2015               12.4%
105                 Appraisal             12/22/2006       Pacific Dental                      11/30/2016               26.1%
107                 Appraisal             04/09/2007       NAP                                 NAP                       NAP


114                 Appraisal             04/18/2007       NAP                                 NAP                       NAP



Mortgage Loan No.   Second Largest Tenant               Lease Expiration Date   % NSF
-----------------   ---------------------------------   ---------------------   -----
1                   Odyssey America Reinsurance         09/30/2022               13.2%
2                   NAP                                 NAP                       NAP

13                  NAP                                 NAP                       NAP
16                  Brouse McDowell LPA                 10/31/2019               17.4%
19                  AmSan, LLC - Bldg 2                 04/30/2008               17.4%

20                  Office Depot                        01/31/2016               16.4%

22                  Universal Media, Inc.               06/03/2010               14.0%
22                  Fonterra (USA), Inc.                02/28/2011               29.6%
22                  Metropolitian Life Insurance        02/29/2012               26.5%
22                  NAP                                 NAP                       NAP
22                  Sun Microsystems                    01/31/2008               16.8%
22                  Berks Plastic Surgery               07/31/2015               39.1%
22                  Christina Ohnsman, M.D.             03/31/2012               24.9%
31                  Tuesday Morning                     01/15/2009                2.9%
43                  Tappen Japanese                     04/30/2009                9.8%
45                  Quality Manufacturing               02/28/2010               18.0%
49                  Comprehensive Pediatrics            01/31/2016                6.4%
54                  The Gap, Inc.                       08/31/2010               11.9%
61                  NAP                                 NAP                       NAP
64                  The National Bank & Trust Company   06/30/2017                8.7%
65                  Todays Bedroom One                  11/30/2012               15.2%
70                  NAP                                 NAP                       NAP
77                  France Ave. Family Physicians       07/31/2014               14.0%
84                  JJ Gmacs                            02/28/2009               12.1%
85                  NAP                                 NAP                       NAP
86                  Airtime Amusements Inc.             09/30/2008                6.5%



97                  NAP                                 NAP                       NAP
100                 NAP                                 NAP                       NAP
103                 Federal Bankruptcy Court            03/31/2012                8.9%
105                 NYPD Pizza                          01/01/2017               25.5%
107                 NAP                                 NAP                       NAP


114                 NAP                                 NAP                       NAP



Mortgage Loan No.   Third Largest Tenant                   Lease Expiration Date   % NSF    Insurance Escrow in Place
-----------------   ------------------------------------   ---------------------   -----    -------------------------
1                   Elizabeth Arden, Inc.                  10/31/2011                7.8%   No
2                   NAP                                    NAP                       NAP    No

13                  NAP                                    NAP                       NAP    Yes
16                  Malone Advertising                     12/31/2014               11.7%   No
19                  Publix Super Markets, Inc. - Bldg 12   02/28/2010               17.4%   No

20                  Urban Outfitters                       02/28/2017                8.8%   Yes

22                  Orth Rodgers & Associates              07/31/2009               12.4%   No
22                  Urology of Central PA, Inc.            03/31/2021               22.3%   No
22                  ATX Telecommunications                 09/30/2008                7.1%   No
22                  NAP                                    NAP                       NAP    No
22                  MHM Correctional Services              08/31/2008               16.4%   No
22                  NAP                                    NAP                       NAP    No
22                  NAP                                    NAP                       NAP    No
31                  Fletcher's Auto Tech                   06/30/2007                2.6%   Yes
43                  Carpet Outlet                          04/30/2009                9.4%   Yes
45                  DSI Systems, Inc.                      05/31/2009               16.3%   No
49                  American Express                       08/31/2012                6.0%   Yes
54                  Famous Footwear                        08/31/2010                9.1%   No
61                  NAP                                    NAP                       NAP    No
64                  NAP                                    NAP                       NAP    No
65                  Star Walk Buffet                       05/31/2016                7.2%   No
70                  NAP                                    NAP                       NAP    Yes
77                  Sharpe, Dillon, & Cockson              12/31/2015               11.2%   No
84                  Chea's Fitness                         08/31/2010               10.2%   Yes
85                  NAP                                    NAP                       NAP    Yes
86                  Marmion Air Services                   05/31/2008                6.1%   Yes



97                  NAP                                    NAP                       NAP    No
100                 NAP                                    NAP                       NAP    Yes
103                 Wilkinson Corporation                  06/30/2011                5.8%   Yes
105                 Pei Wei Asian Diner                    11/30/2016               22.7%   Yes
107                 NAP                                    NAP                       NAP    Yes


114                 NAP                                    NAP                       NAP    Yes



Mortgage Loan No.   Tax Escrow in Place(12)   Capital Expenditure Escrow in Place(13)   TI/LC Escrow in Place(14)
-----------------   -----------------------   ---------------------------------------   -------------------------
1                   Yes                       No                                        Yes
2                   Yes                       Yes                                       No

13                  Yes                       Yes                                       No
16                  No                        No                                        No
19                  Yes                       Yes                                       No

20                  Yes                       No                                        Yes

22                  Yes                       No                                        No
22                  Yes                       No                                        No
22                  Yes                       No                                        No
22                  Yes                       No                                        No
22                  Yes                       No                                        No
22                  Yes                       No                                        No
22                  Yes                       No                                        No
31                  Yes                       No                                        No
43                  Yes                       Yes                                       Yes
45                  No                        No                                        Yes
49                  Yes                       Yes                                       Yes
54                  Yes                       No                                        Yes
61                  Yes                       Yes                                       No
64                  No                        No                                        No
65                  No                        No                                        Yes
70                  Yes                       Yes                                       No
77                  No                        No                                        No
84                  Yes                       No                                        Yes
85                  Yes                       Yes                                       No
86                  Yes                       Yes                                       Yes



97                  No                        No                                        No
100                 Yes                       Yes                                       No
103                 Yes                       Yes                                       Yes
105                 Yes                       No                                        No
107                 Yes                       Yes                                       No


114                 Yes                       Yes                                       No



Mortgage Loan No.   Other Escrow Description(15)                    Springing Escrow Description(16)
-----------------   ---------------------------------------------   --------------------------------
1                   Vacancy Reserve                                 NAP
2                   Interest Reserve, Interest Reserve Shortfall,   Insurance, Other
                    Renovation Completion Date
13                  NAP                                             NAP
16                  AES Reserve, Holdback LOC                       Tax, Insurance, Cap Ex
19                  Credit Enhancement LOC                          Insurance

20                  NAP                                             Cap Ex

22                  NAP                                             Insurance, Cap Ex, TI/LC, Other
22                  NAP                                             Insurance, Cap Ex, TI/LC, Other
22                  NAP                                             Insurance, Cap Ex, TI/LC, Other
22                  NAP                                             Insurance, Cap Ex, TI/LC, Other
22                  NAP                                             Insurance, Cap Ex, TI/LC, Other
22                  NAP                                             Insurance, Cap Ex, TI/LC, Other
22                  NAP                                             Insurance, Cap Ex, TI/LC, Other
31                  NAP                                             Insurance, Cap Ex, TI/LC
43                  Rent Reserve, Leasing Reserve                   NAP
45                  NAP                                             Tax, Insurance, Cap Ex
49                  NAP                                             Other
54                  NAP                                             NAP
61                  NAP                                             Insurance
64                  TI Reserve                                      Tax, Insurance, Cap Ex, Other
65                  NAP                                             Tax, Insurance, Cap Ex
70                  NAP                                             NAP
77                  Rent Reserve, Occupancy Reserve LOC             Tax, Insurance, Cap Ex
84                  NAP                                             Cap Ex
85                  NAP                                             NAP
86                  NAP                                             NAP



97                  NAP                                             Tax, Insurance, Cap Ex, TI/LC
100                 NAP                                             NAP
103                 NAP                                             NAP
105                 NAP                                             Cap Ex
107                 NAP                                             Other


114                 NAP                                             NAP



Mortgage Loan No.   Initial Capital Expenditure Escrow Requirement(17)
-----------------   --------------------------------------------------
1                                                                   $0
2                                                                   $0

13                                                                  $0
16                                                                  $0
19                                                                  $0

20                                                                  $0

22                                                                  $0
22                                                                  $0
22                                                                  $0
22                                                                  $0
22                                                                  $0
22                                                                  $0
22                                                                  $0
31                                                                  $0
43                                                                  $0
45                                                                  $0
49                                                                  $0
54                                                                  $0
61                                                                  $0
64                                                                  $0
65                                                                  $0
70                                                                  $0
77                                                                  $0
84                                                                  $0
85                                                                  $0
86                                                                  $0



97                                                                  $0
100                                                                 $0
103                                                                 $0
105                                                                 $0
107                                                                 $0


114                                                                 $0



Mortgage Loan No.   Monthly Capital Expenditure Escrow Requirement(18)
-----------------   --------------------------------------------------
1                                                                   $0
2                                                             $228,283

13                                                              $2,780
16                                                                  $0
19                                                              $1,511

20                                                                  $0

22                                                                  $0
22                                                                  $0
22                                                                  $0
22                                                                  $0
22                                                                  $0
22                                                                  $0
22                                                                  $0
31                                                                  $0
43                                                              $1,272
45                                                                  $0
49                                                              $3,248
54                                                                  $0
61                                                              $6,800
64                                                                  $0
65                                                                  $0
70                                                              $4,597
77                                                                  $0
84                                                                  $0
85                                                              $1,657
86                                                              $2,982



97                                                                  $0
100                                                               $595
103                                                             $5,021
105                                                                 $0
107                  $3,747 to and including monthly payment occurring
                          on April 5, 2008; 1/12 of 4% of the previous
                                      year's gross revenue thereafter.
114                                                             $3,368



Mortgage Loan No.   Current Capital Expenditure Escrow Balance(19)   Initial TI/LC Escrow Requirement(20)
-----------------   ----------------------------------------------   ------------------------------------
1                                                               $0                            $10,000,000
2                                                               $0                                     $0

13                                                              $0                                     $0
16                                                              $0                                     $0
19                                                              $0                                     $0

20                                                              $0                               $251,000

22                                                              $0                                     $0
22                                                              $0                                     $0
22                                                              $0                                     $0
22                                                              $0                                     $0
22                                                              $0                                     $0
22                                                              $0                                     $0
22                                                              $0                                     $0
31                                                              $0                                     $0
43                                                              $0                                     $0
45                                                              $0                               $430,000
49                                                              $0                                     $0
54                                                              $0                           $175,000 LOC
61                                                              $0                                     $0
64                                                              $0                                     $0
65                                                              $0                                     $0
70                                                              $0                                     $0
77                                                              $0                                     $0
84                                                              $0                                     $0
85                                                              $0                                     $0
86                                                          $8,946                                     $0



97                                                              $0                                     $0
100                                                           $595                                     $0
103                                                        $85,678                                     $0
105                                                             $0                                     $0
107                                                         $3,747                                     $0


114                                                         $3,368                                     $0



Mortgage Loan No.   Monthly TI/LC Escrow Requirement(21)   Current TI/LC Escrow Balance(22)   Environmental Insurance(23)
-----------------   ------------------------------------   --------------------------------   ---------------------------
1                                                     $0                        $10,001,907   No
2                                                     $0                                 $0   No

13                                                    $0                                 $0   No
16                                                    $0                                 $0   No
19                                                    $0                                 $0   No

20                                                $4,500                                 $0   No

22                                                    $0                                 $0   No
22                                                    $0                                 $0   No
22                                                    $0                                 $0   No
22                                                    $0                                 $0   No
22                                                    $0                                 $0   No
22                                                    $0                                 $0   No
22                                                    $0                                 $0   No
31                                                    $0                                 $0   No
43                                                $4,462                           $227,736   No
45                                                $7,527                           $430,062   No
49                                               $13,624                                 $0   No
54                                                    $0                                 $0   No
61                                                    $0                                 $0   No
64                                                    $0                                 $0   No
65                                                $2,718                                 $0   No
70                                                    $0                                 $0   No
77                                                    $0                                 $0   No
84                                                $1,800                                 $0   No
85                                                    $0                                 $0   No
86                                                $4,667                                 $0   No



97                                                    $0                                 $0   No
100                                                   $0                                 $0   No
103                                              $16,500                           $221,309   No
105                                                   $0                                 $0   No
107                                                   $0                                 $0   No


114                                                   $0                                 $0   No

                                                                                 Prepayment Code(25)
                                                              ----------------------------------------------------------
Mortgage Loan No.   Interest Accrual Method   Seasoning(24)   LO   DEF   DEF/YM1   DEF/YM0.5   YM1   Lesser of YM and 5%
-----------------   -----------------------   -------------   --   ---   -------   ---------   ---   -------------------
1                   Actual/360                            1   26    22        70
2                   Actual/360                            2   24                                33

13                  Actual/360                            1   26    92
16                  Actual/360                            1   26    92
19                  Actual/360                            1   26              92

20                  Actual/360                            0   25    93
                    Actual/360                            0   47                                71
22                  Actual/360                            0   47                                71
22                  Actual/360                            0   47                                71
22                  Actual/360                            0   47                                71
22                  Actual/360                            0   47                                71
22                  Actual/360                            0   47                                71
22                  Actual/360                            0   47                                71
22                  Actual/360                            0   47                                71
31                  Actual/360                            1   26    92
43                  Actual/360                            1   26    90
45                  Actual/360                            1   26    92
49                  Actual/360                            1   26    92
54                  Actual/360                            0   35                                83
61                  Actual/360                            1   26    92
64                  Actual/360                            1   26    80
65                  Actual/360                            1   26    92
70                  Actual/360                            1   26    90
77                  Actual/360                            2   27    91
84                  Actual/360                            0   25    93
85                  Actual/360                            1   26    92
86                  Actual/360                            5   30   208



97                  Actual/360                            1   26    90
100                 Actual/360                            2   27                                91
103                 Actual/360                           18   43    73
105                 Actual/360                            0   25    93
107                 Actual/360                            1   26    92


114                 Actual/360                            2   27    91

                                                             Prepayment Code(25)
                    --------------------------------------------------------------------------------------------
Mortgage Loan No.   Lesser of YM and 4%   Lesser of YM and 3%   Lesser of YM and 2%   Lesser of YM and 1%   Open
-----------------   -------------------   -------------------   -------------------   -------------------   ----
1                                                                                                              2
2                                                                                                              3

13                                                                                                             2
16                                                                                                             2
19                                                                                                             2

20                                                                                                             2
                                                                                                               2
22                                                                                                             2
22                                                                                                             2
22                                                                                                             2
22                                                                                                             2
22                                                                                                             2
22                                                                                                             2
22                                                                                                             2
31                                                                                                             2
43                                                                                                             4
45                                                                                                             2
49                                                                                                             2
54                                                                                                             2
61                                                                                                             2
64                                                                                                             2
65                                                                                                             2
70                                                                                                             4
77                                                                                                             2
84                                                                                                             2
85                                                                                                             2
86                                                                                                             2



97                                                                                                             4
100                                                                                                            2
103                                                                                                            4
105                                                                                                            2
107                                                                                                            2


114                                                                                                            2



Mortgage Loan No.   YM Formula(26)   Administrative Cost Rate (27)   Mortgage Loan No.
-----------------   --------------   -----------------------------   -----------------
1                   A                                        2.095   1
2                   A                                        2.095   2

13                                                           2.095   13
16                                                           2.095   16
19                  A                                        2.095   19

20                                                           2.095   20
                                                             2.095
22                  A                                        2.095   22
22                  A                                        2.095   22
22                  A                                        2.095   22
22                  A                                        2.095   22
22                  A                                        2.095   22
22                  A                                        2.095   22
22                  A                                        2.095   22
31                                                           2.095   31
43                                                           2.095   43
45                                                           2.095   45
49                                                           7.095   49
54                  A                                        2.095   54
61                                                           2.095   61
64                                                           2.095   64
65                                                           2.095   65
70                                                           2.095   70
77                                                           7.095   77
84                                                           2.095   84
85                                                           2.095   85
86                                                           2.095   86



97                                                           7.095   97
100                 A                                        3.095   100
103                                                          2.095   103
105                                                          2.095   105
107                                                          2.095   107


114                                                          2.095   114

                                    EXHIBIT 2

                    REPRESENTATIONS AND WARRANTIES REGARDING
                            INDIVIDUAL MORTGAGE LOANS

      (1) Mortgage Loan Schedule. The information set forth in the Mortgage Loan
Schedule is true and correct in all material respects as of the date of this Agreement and as of the Cut-Off Date.

      (2) Whole Loan; Ownership of Mortgage Loans. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan. Immediately prior to the transfer to the Purchaser of the Mortgage Loans, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each of the Mortgage Loans to or at the direction of the Purchaser and has validly and effectively conveyed (or caused to be conveyed) to the Purchaser or its designee all of the Seller's legal and beneficial interest in and to the Mortgage Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. Upon the consummation of the transactions contemplated by this Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. None of the Mortgage Loan documents restricts the Seller's right to transfer the Mortgage Loan to the Purchaser or to the Trustee.

      (3) Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Cut-Off Date, and no Mortgage Loan was 30 days or more delinquent in the twelve-month period immediately preceding the Cut-Off Date.

      (4) Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for (a) the lien for current real estate taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy, (c) exceptions and exclusions specifically referred to in such lender's title insurance policy, (d) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b), (c) or (d), individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage, the marketability or current use or operation of the Mortgaged Property or the current ability of the Mortgaged Property to generate operating income sufficient to service the Mortgage Loan debt and (e) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan (the foregoing items (a) through (e) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments, establishes and creates a valid and, subject to the exceptions set forth in paragraph 13 below, enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate, the related Mortgaged Property. In the case of a Mortgaged Property operated as a hotel or an assisted living facility, the Mortgagor's personal property includes all personal property that a prudent mortgage lender making a similar Mortgage Loan would deem reasonably necessary to operate the related Mortgaged Property as it is currently being operated. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, to the extent a security interest may be so created therein, and such security interest is a first priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

      (5) Assignment of Leases and Rents. The Assignment of Leases related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in paragraph 13 below, enforceable first priority lien and first priority security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage has been executed and delivered in favor of the Trustee and is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as a part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

      (6) Mortgage Status; Waivers and Modifications. No Mortgage has been satisfied, cancelled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in part (except for partial reconveyances of real property that are set forth on Schedule A to Exhibit 2), nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release, in any manner that, in each case, materially adversely affects the value of the related Mortgaged Property. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases has been impaired, waived, altered or modified in any respect, except by written instruments, all of which are included in the related Mortgage File and none of the Mortgage Loans has been materially modified since August 1, 2007.

      (7) Condition of Property; Condemnation. With respect to (i) the Mortgaged Properties securing the Mortgage Loans that were the subject of an engineering report issued after the first day of the month that is 18 months prior to the Closing Date, each Mortgaged Property is, to the Seller's knowledge, free and clear of any damage (or adequate reserves therefor have been established based on the engineering report) that would materially and adversely affect its value as security for the related Mortgage Loan and (ii) the Mortgaged Properties securing the Mortgage Loans that were not the subject of an engineering report 18 months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, each Mortgaged Property is in good repair and condition and all building systems contained therein are in good working order (or adequate reserves therefor have been established) and each Mortgaged Property is free of structural defects, in each case, that would materially and adversely affect its value as security for the related Mortgage Loan as of the date hereof. The Seller has received no notice of the commencement of any proceeding for the condemnation of all or any material portion of any Mortgaged Property. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of the Mortgage Loans), as of the date of the origination of each Mortgage Loan, all of the material improvements on the related Mortgaged Property that were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's Title Policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

      (8) Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or a comparable form as adopted in the applicable jurisdiction) lender's title insurance policy, a pro forma policy or a marked-up title insurance commitment (on which the required premium has been paid) which evidences such title insurance policy (the "Title Policy") in the original principal amount of the related Mortgage Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. To the Seller's knowledge, the insurer issuing such Title Policy is qualified to do business in the jurisdiction in which the related Mortgaged Property is located. Such Title Policy contains no exclusion for, or it affirmatively insures access to a public road.

      (9) No Holdbacks. The proceeds of each Mortgage Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Mortgage Loan, any and all requirements as to completion of any on-site or off-site improvement that must be satisfied as a condition to disbursements of any funds escrowed for such purpose have been complied with on or before the Closing Date, or any such funds so escrowed have not been released.

      (10) Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph 13) such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

      (11) Trustee under Deed of Trust. If any Mortgage is a deed of trust, (1) a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and (2) no fees or expenses are payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for the related Mortgage Loan.

      (12) Environmental Conditions.

            (i) With respect to the Mortgaged Properties securing the Mortgage Loans that were the subject of an environmental site assessment after the first day of the month that is 18 months prior to the Closing Date, an environmental site assessment, or an update of a previous such report, was performed with respect to each Mortgaged Property in connection with the origination or the acquisition of the related Mortgage Loan, a report of each such assessment (or the most recent assessment with respect to each Mortgaged Property) (an "Environmental Report") has been delivered to the Purchaser, and the Seller has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. Each Mortgage requires the related Mortgagor to comply with all applicable federal, state and local environmental laws and regulations. Where such assessment disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance or (ii) environmental insurance covering such condition was obtained or must be maintained until the condition is remediated or (iii) the related Mortgagor was required either to provide additional security that was deemed to be sufficient by the originator in light of the circumstances and/or to establish an operations and maintenance plan. In connection with the origination of each Mortgage Loan, each environmental consultant has represented in such Environmental Report or in a supplement letter that the environmental assessment of the applicable Mortgaged Property was conducted utilizing generally accepted Phase I industry standards using the American Society for Testing and Materials (ASTM) Standard Practice E 1527-00.

            (ii) With respect to the Mortgaged Properties securing the Mortgage Loans that were not the subject of an environmental site assessment meeting ASTM Standards after the first day of the month that is 18 months prior to the Closing Date as set forth on Schedule A to this Exhibit 2, (i) no Hazardous Material is present on such Mortgaged Property such that (1) the value, use or operation of such Mortgaged Property is materially and adversely affected or (2) under applicable federal, state or local law, (a) such Hazardous Material could be required to be eliminated at a cost materially and adversely affecting the value of the Mortgaged Property before such Mortgaged Property could be altered, renovated, demolished or transferred or (b) the presence of such Hazardous Material could (upon action by the appropriate governmental authorities) subject the owner of such Mortgaged Property, or the holders of a security interest therein, to liability for the cost of eliminating such Hazardous Material or the hazard created thereby at a cost materially and adversely affecting the value of the Mortgaged Property, and (ii) such Mortgaged Property is in material compliance with all applicable federal, state and local laws pertaining to Hazardous Materials or environmental hazards, any noncompliance with such laws does not have a material adverse effect on the value of such Mortgaged Property and neither Seller nor, to Seller's knowledge, the related Mortgagor or any current tenant thereon, has received any notice of violation or potential violation of any such law.

      "Hazardous Materials" means gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, and any other substance, material or waste as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss.ss. 9601 et seq.), the Hazardous Materials Transportation Act as amended (42 U.S.C. ss.ss. 6901 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. ss.ss. 6901 et seq.), the Federal Water Pollution Control Act as amended (33 U.S.C. ss.ss. 1251 et seq.), the Clean Air Act as amended (42 U.S.C. ss.ss. 1251 et seq.) and any regulations promulgated pursuant thereto.

      (13) Loan Document Status. Each Mortgage Note, Mortgage, Assignment of Leases and other agreement that evidences or secures such Mortgage Loan and was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and there is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreement.

      (14) Insurance. Each Mortgaged Property is, and is required pursuant to the related Mortgage to be, insured by (a) a fire and extended perils insurance policy providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Mortgage Loan consistent with its normal commercial mortgage lending practices, against other risks insured against with respect to similarly situated properties in the locality of the Mortgaged Property (so-called "All Risk" coverage) in an amount not less than the lesser of the principal balance of the related Mortgage Loan and the replacement cost of the improvements located at the Mortgaged Property, and contains no provisions for a deduction for depreciation, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to six months of operations of the Mortgaged Property; (c) a flood insurance policy (if any portion of buildings or other structures on the Mortgaged Property are located in an area identified by the Federal Emergency Management Agency as having special flood hazards and the Federal Emergency Management Agency requires flood insurance to be maintained); and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders, for properties of similar types and in any event not less than $1 million per occurrence. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured in the case of liability insurance policies and as a loss payee in the case of property insurance policies and requires prior notice to the holder of the Mortgage of termination or cancellation. No such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor. Each Mortgage provides that casualty insurance proceeds will be applied (a) to the restoration or repair of the related Mortgaged Property, (b) to the restoration or repair of the related Mortgaged Property, with any excess insurance proceeds after restoration or repair being paid to the Mortgagor, or (c) to the reduction of the principal amount of the Mortgage Loan. For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450- or 475-year lookback with a 10% probability of exceedance in a 50-year period, in connection with the origination of the Mortgage Loan secured by such Mortgaged Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage.

      (15) Taxes and Assessments. As of the Closing Date, there are no delinquent or unpaid taxes, assessments (including assessments payable in future installments) or other outstanding charges affecting any Mortgaged Property that are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent or unpaid until the date on which interest or penalties would be first payable thereon.

      (16) Mortgagor Bankruptcy. No Mortgagor is, to the Seller's knowledge, a debtor in any state or federal bankruptcy or insolvency proceeding.

      (17) Leasehold Estate. Each Mortgaged Property consists of a fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"), and as to such Ground Leases:

            (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) does not prohibit the current use of the Mortgaged Property and does not prohibit the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

            (b) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

            (c) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and the Trustee as its assignee upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor or if such lessor's consent is required it cannot be unreasonably withheld;

            (d) Such Ground Lease is in full force and effect, and the Ground Lease provides that no material amendment to such Ground Lease is binding on a mortgagee unless the mortgagee has consented thereto, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

            (e) Such Ground Lease, or an estoppel letter or other agreement, (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the holder of the Mortgage; and (B) provides that no notice of termination given under such Ground Lease is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered or is required to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease.

            (f) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (g) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than twenty years beyond the Stated Maturity Date of the related Mortgage Loan;

            (h) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award awarded to the holder of the ground lease interest will be applied either
      (A) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by the related Mortgage having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling a third party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (B) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (i) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders lending on a similar Mortgaged Property in the lending area where the Mortgaged Property is located; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of the lessee thereunder for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

            (j) Such Ground Lease requires the Lessor to enter into a new lease upon termination of such Ground Lease if the Ground Lease is rejected in a bankruptcy proceeding; and

            (k) Such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns; provided, however, that termination or cancellation without such consent may be binding on the mortgagee if
      (i) an event of default occurs under the Ground Lease, (ii) notice is provided to the mortgagee and (iii) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

      (18) Escrow Deposits. All escrow deposits and payments relating to each Mortgage Loan that are, as of the Closing Date, required to be deposited or paid have been so deposited or paid.

      (19) LTV Ratio. The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (a) such Mortgage Loan is secured by an interest in real property having a fair market value (i) at the date the Mortgage Loan was originated, at least equal to 80 percent of the original principal balance of the Mortgage Loan or (ii) at the Closing Date, at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans); or (b) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property that served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

      (20) Mortgage Loan Modifications. Any Mortgage Loan that was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code either (a) was modified as a result of the default under such Mortgage Loan or under circumstances that made a default reasonably foreseeable or (b) satisfies the provisions of either clause (a)(i) of paragraph 19 (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (a)(ii) of paragraph 19, including the proviso thereto.

      (21) Advancement of Funds by the Seller. No holder of a Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Mortgage Loan.

      (22) No Mechanics' Liens. Each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage, except, in each case, for liens insured against by the Title Policy referred to herein, and no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage except, in each case, for liens insured against by the Title Policy referred to herein.

      (23) Compliance with Laws. Except as otherwise specifically disclosed in an exception on Schedule A attached hereto to another representation and warranty made by the seller in this Exhibit 2, at origination, each Mortgage Loan complied with all applicable federal, state and local statutes and regulations. Each Mortgage Loan complied with (or is exempt from) all applicable usury laws in effect at its date of origination.

      (24) Cross-collateralization. No Mortgage Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Mortgage Loans.

      (25) Releases of Mortgaged Property. Except as described in the next sentence, no Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property that was included in the appraisal for such Mortgaged Property, and/or generates income from the lien of the related Mortgage except upon payment in full of all amounts due under the related Mortgage Loan or in connection with the defeasance provisions of the related Note and Mortgage. The Mortgages relating to those Mortgage Loans identified on Schedule A hereto require the mortgagee to grant releases of portions of the related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements and/or (b) the payment of a release price and prepayment consideration in connection therewith. Except as described in the first sentence hereof and for those Mortgage Loans identified on Schedule A, no Mortgage Loan permits the full or partial release or substitution of collateral unless the mortgagee or servicer can require the Mortgagor to provide an opinion of tax counsel to the effect that such release or substitution of collateral (a) would not constitute a "significant modification" of such Mortgage Loan within the meaning of Treas. Reg. ss.1.860G-2(b)(2) and (b) would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code. The loan documents require the related Mortgagor to bear the cost of such opinion.

      (26) No Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the lender or provides for negative amortization (except that the ARD Loan may provide for the accrual of interest at an increased rate after the Anticipated Repayment Date) or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

      (27) No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller elsewhere in this Exhibit 2 or the exceptions listed in Schedule A attached hereto.

      (28) Inspections. The Seller (or if the Seller is not the originator, the originator of the Mortgage Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Mortgage Loan.

      (29) Local Law Compliance. Based on due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property comply with applicable zoning laws and ordinances, or constitute a legal non-conforming use or structure or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property, such value as determined by the appraisal performed at origination or in connection with the sale of the related Mortgage Loan by the Seller hereunder.

      (30) Junior Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any lien (other than a Permitted Encumbrance) junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. The Seller has no knowledge that any of the Mortgaged Properties is encumbered by any lien (other than a Permitted Encumbrance) junior to the lien of the related Mortgage.

      (31) Actions Concerning Mortgage Loans. To the knowledge of the Seller, there are no actions, suits or proceedings before any court, administrative agency or arbitrator concerning any Mortgage Loan, Mortgagor or related Mortgaged Property that might adversely affect title to the Mortgaged Property or the validity or enforceability of the related Mortgage or that might materially and adversely affect the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

      (32) Servicing. The servicing and collection practices used by the Seller or any prior holder or servicer of each Mortgage Loan have been in all material respects legal, proper and prudent and have met customary industry standards.

      (33) Licenses and Permits. To the Seller's knowledge, based on due diligence that it customarily performs in the origination of comparable mortgage loans, as of the date of origination of each Mortgage Loan or as of the date of the sale of the related Mortgage Loan by the Seller hereunder, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

      (34) Collateral in Trust. The Mortgage Note for each Mortgage Loan is not secured by a pledge of any collateral that has not been assigned to the Purchaser.

      (35) Due on Sale. Each Mortgage Loan contains a "due on sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan if, without prior written consent of the holder of the Mortgage, the property subject to the Mortgage or any material portion thereof, or a controlling interest in the related Mortgagor, is transferred, sold or encumbered by a junior mortgage or deed of trust; provided, however, that certain Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Mortgagor's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Mortgagor or constituent entities of the Mortgagor to a third party or parties related to the Mortgagor upon the Mortgagor's satisfaction of certain conditions precedent.

      (36) Non-Recourse Exceptions. The Mortgage Loan documents for each Mortgage Loan provide that such Mortgage Loan constitutes either (a) the recourse obligations of at least one natural person or (b) the non-recourse obligations of the related Mortgagor, provided that at least one natural person (and the Mortgagor if the Mortgagor is not a natural person) is liable to the holder of the Mortgage Loan for damages arising in the case of fraud or willful misrepresentation by the Mortgagor, misappropriation of rents, insurance proceeds or condemnation awards and breaches of the environmental covenants in the Mortgage Loan documents.

      (37) REMIC Eligibility. Each Mortgage Loan is a "qualified mortgage" as such term is defined in Section 860G(a)(3) of the Code (without regard to Treasury Regulations Section 1.860G-2(f)(2), which treats certain defective mortgage loans as qualified mortgages).

      (38) Prepayment Premiums. As of the applicable date of origination of each such Mortgage Loan, any prepayment premiums and yield maintenance charges payable under the terms of the Mortgage Loans, in respect of voluntary prepayments, constituted customary prepayment premiums and yield maintenance charges for commercial mortgage loans of the Seller.

      (39) [Reserved].

      (40) Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-Off Date Principal Balance in excess of $10 million, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in, and operation of, such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person (other than a Mortgagor for a Mortgage Loan that is cross-collateralized and cross-defaulted with the related Mortgage Loan), and that it holds itself out as a legal entity, separate and apart from any other person.

      (41) Defeasance and Assumption Costs. The related Mortgage Loan Documents provide that the related borrower is responsible for the payment of all reasonable costs and expenses of the Lender incurred in connection with (i) the defeasance of such Mortgage Loan and the release of the related Mortgaged Property, and (ii) the approval of an assumption of such Mortgage Loan.

      (42) Defeasance. No Mortgage Loan provides that it can be defeased until a date that is more than two years after the Closing Date or provides that it can be defeased with any property other than government securities (as defined in Section 2(a)(16) of the Investment Company Act of 1940, as amended) or any direct non-callable security issued or guaranteed as to principal or interest by the United States.

      (43) Authorized to do Business. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

      (44) Terrorism Insurance. With respect to each Mortgage Loan that has a Stated Principal Balance as of the Cut-Off Date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not, as of the date of origination of the Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule A.

      (45) Operating Statements and Rent Rolls. In the case of each Mortgage Loan, the related Mortgage Loan Documents require the related Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to $3,500,000 as of the Cut-Off Date or the related Mortgaged Property has only one tenant, in either of which cases, the Mortgage Loan Documents require the Mortgagor, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Mortgagor annually), and such other information as may be required therein.

      (46) An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan, and such appraisal satisfied the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as in effect on the date such Mortgage Loan was originated.

                                   SCHEDULE A

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

Exceptions to Representation 4 (Lien; Valid Assignment)

               Mortgage Loan                                Exception

Loan No. 2 (Hilton Washington DC)           "Permitted Encumbrances" in the loan
                                            agreement include, along with the
                                            items cited in Representation 4,
                                            certain workers', mechanics' or
                                            other similar liens on the property
                                            and such other title and survey
                                            exceptions as lender has approved or
                                            may approve in writing in lender's
                                            sole discretion.

Exceptions to Representation 7 (Condition of Property; Condemnation)

               Mortgage Loan                                Exception
Loan No. 103 (The Tower)                    The most recent engineering report
                                            for the Mortgaged Property was
                                            issued on January 6, 2006.

Exceptions to Representation 9 (No Holdbacks)

               Mortgage Loan                                Exception
Loan No. 2 (Hilton Washington DC)           Note A does not provide for future
                                            advances. Note B, Note C-1, Note C-2
                                            and Note C-3 provide for future
                                            advances of up to (i) $67,024,322.00
                                            for Note B, (ii) $18,037,839.00 for
                                            Note C-1, (iii) $9,018,919.00 for
                                            Note C-2 and (iv) $9,018,919.00 for
                                            Note C-3.

Exceptions to Representation 12 (Environmental Conditions)

               Mortgage Loan                                Exception
Loan No. 2 (Hilton Washington DC)           As to the second sentence of Rep. 12
                                            under the Environmental Indemnity
                                            Agreement, Mortgagor has covenanted
                                            that all uses and operations on or
                                            of any Mortgaged Property, by
                                            Mortgagor, will be in compliance
                                            with all Environmental Laws
                                            ("Environmental Laws" for this
                                            purpose means any present and future
                                            federal, state and local laws,
                                            statutes, ordinances, rules,
                                            regulations and the like, as well as
                                            common law, and any cleanup
                                            agreement with a governmental
                                            authority (whether voluntary or
                                            otherwise) relating to protection of
                                            human health or the environment,
                                            relating to Hazardous Substances,
                                            relating to liability for or costs
                                            of other actual or threatened danger
                                            to human health or the environment,
                                            including the following statutes, as
                                            amended, any successor thereto, and
                                            any regulations promulgated pursuant
                                            thereto, and any state or local
                                            statutes, ordinances, rules,
                                            regulations and the like addressing
                                            similar issues: the Comprehensive
                                            Environmental Response, Compensation
                                            and Liability Act; the Emergency
                                            Planning and Community Right-to-Know
                                            Act; the Hazardous Substances
                                            Transportation Act; the Resource
                                            Conservation and Recovery Act
                                            (including but not limited to
                                            Subtitle I relating to underground
                                            storage tanks); the Solid Waste
                                            Disposal Act; the Clean Water Act;
                                            the Clean Air Act; the Toxic
                                            Substances Control Act; the Safe
                                            Drinking Water Act; the Occupational
                                            Safety and Health Act; the Federal
                                            Water Pollution Control Act; the
                                            Federal Insecticide, Fungicide and
                                            Rodenticide Act; the Endangered
                                            Species Act; the National
                                            Environmental Policy Act; and the
                                            River and Harbors Appropriation Act,
                                            and any other present and future
                                            federal, state and local laws,
                                            statutes ordinances, rules,
                                            regulations and the like, as well as
                                            common law, conditioning transfer of
                                            property upon a negative declaration
                                            or other approval of a governmental
                                            authority of the environmental
                                            condition of the Property; or
                                            requiring notification or disclosure
                                            of Releases of Hazardous Substances
                                            or other environmental condition of
                                            the Property to any Governmental
                                            Authority or other Person, whether
                                            or not in connection with transfer
                                            of title to or interest in property)
                                            and permits issued pursuant thereto
                                            and that Mortgagor will not
                                            knowingly permit any other Person to
                                            use the Mortgaged Property, in a way
                                            that is not in compliance with all
                                            Environmental Laws.

Loan No. 103 (The Towerp)                   The most recent environmental site
                                            assessment of the Mortgaged
                                            Property, performed on October 21,
                                            2005, indicated the presence of at
                                            least two and up to five underground
                                            storage tanks associated with the
                                            historical operation of a gas
                                            station and car wash at the
                                            Mortgaged Property. Although the
                                            underground storage tanks may be
                                            located in the sidewalk and street
                                            areas owned by the City of Yakima,
                                            the city's public works director has
                                            stated that any underground storage
                                            tanks and associated contamination
                                            discovered in the street and
                                            sidewalk areas to the center of the
                                            street are considered to be the
                                            adjacent property owner's
                                            responsibility to remove and
                                            remediate.

Exceptions to Representation 13 (Loan Document Status)

               Mortgage Loan                                Exception
All Mortgage Loans                          With respect to all of the Mortgage
                                            Loans, certain provisions contained
                                            in the Mortgage Loan documents may
                                            be further limited or rendered
                                            unenforceable by applicable law, but
                                            (subject to the limitations set
                                            forth in the representation) such
                                            limitations or unenforceability will
                                            not render such Mortgage Loan
                                            documents invalid as a whole or
                                            substantially interfere with the
                                            mortgagee's realization of the
                                            principal benefits and/or security
                                            provided thereby.

Exception to Representation 14 (Insurance)

               Mortgage Loan                                Exception
All Mortgage Loans                          With respect to all of the Mortgage
                                            Loans, notwithstanding the
                                            requirements and standards set forth
                                            in paragraph 14(a) of the
                                            representation, the Mortgage Loan
                                            documents for each of the Mortgage
                                            Loans provides for a fire and
                                            extended perils insurance policy in
                                            amount not less than the lesser of
                                            the principal balance of the related
                                            Mortgage Loan and the replacement
                                            cost of the improvements located at
                                            the Mortgaged Property, and contains
                                            no provisions for a deduction for
                                            depreciation, and not less than the
                                            amount necessary to avoid the
                                            operation of any co-insurance
                                            provisions with respect to the
                                            Mortgaged Property. Additionally,
                                            with respect to all the Mortgage
                                            Loans, notwithstanding the
                                            requirements and standards set forth
                                            in paragraph 14(d) of the
                                            representation, the Mortgage Loan
                                            documents for each of the Mortgage
                                            Loans provides for a comprehensive
                                            general liability insurance policy
                                            in an amount of not less than $1
                                            million per occurrence.

Loan No. 2 (Hilton Washington DC)           With regard to paragraph 14(b), the
                                            loan agreement provides that the
                                            borrower will obtain and maintain,
                                            or cause to be obtained and
                                            maintained, business income
                                            insurance which, among other things,
                                            is in an amount equal to one hundred
                                            percent (100%) of the projected
                                            gross income from the Mortgaged
                                            Property for an eighteen (18) month
                                            period from the date of loss to a
                                            date (assuming total destruction)
                                            which is eighteen (18) months from
                                            the date that the Mortgaged Property
                                            is repaired or replaced and
                                            operations are resumed provided that
                                            the amount of such business income
                                            insurance shall not be required to
                                            exceed $65,000,000. With regard to
                                            the application of casualty
                                            insurance proceeds, the Loan
                                            Agreement provides that if the net
                                            proceeds are less than the
                                            "Restoration Threshold Amount" (an
                                            amount equal to (i) $1,000,000 prior
                                            to Completion of the Work (as
                                            defined in the Loan Agreement) and
                                            (ii) $2,000,000 on or after
                                            Completion of the Work) and the
                                            costs of completing the restoration
                                            are less than the Restoration
                                            Threshold Amount, the net proceeds
                                            will be disbursed by lender directly
                                            to Mortgagor upon receipt, provided
                                            that no event of default under the
                                            loan documents has occurred and is
                                            continuing and certain of the
                                            conditions are met for use in
                                            restoring the Mortgaged Property. If
                                            the net proceeds are greater than
                                            the Restoration Threshold Amount, so
                                            long as no event of default under
                                            the loan documents has occurred and
                                            is continuing and subject to certain
                                            conditions being met, the lender
                                            will directly disburse the proceeds
                                            for use in restoring the Mortgaged
                                            Property.

Exception to Representation 21 (Advancement of Funds by the Seller)

               Mortgage Loan                                Exception
All Mortgage Loans                          With respect to all of the Mortgage
                                            Loans, the representation is true,
                                            except for (i) interest accruing
                                            from the date of origination of each
                                            of the Mortgage Loans or the date of
                                            disbursement of Mortgage Loan
                                            proceeds, whichever is later, to the
                                            date which preceded by 30 days the
                                            first due date under the related
                                            Mortgage Note, and (ii) any amounts
                                            paid by a tenant as specifically
                                            provided under a related lease.

Exception to Representation 17 (Leasehold Estate)

               Mortgage Loan                                Exception
Loan No. 16 (The AES Building)              The term of the parking parcel lease
                                            expires prior to 20 years beyond the
                                            stated maturity date of the Mortgage
                                            Loan but fee title is to be conveyed
                                            to the Mortgagor at end of such
                                            term.

Exception to Representation 24 (Cross-collateralization)

               Mortgage Loan                                Exception
Loan No. 2 (Hilton Washington DC)           The Mortgage Loan is
                                            cross-collateralized with Note B,
                                            Note C-1, Note C-2, and Note C-3.

Loan No. 103 (The Tower)                    The Mortgaged Property also secures,
                                            on a pari passu basis, another note
                                            that is not included in the trust.

Exception to Representation 25 (Releases of Mortgaged Property)

               Mortgage Loan                                Exception
Loan No. 2 (Hilton Washington DC)           The Mortgage Loan allows a release
                                            of approximately 1.98 acres of land
                                            ("Release Land") and approximately
                                            59,500 square feet of hotel space,
                                            consisting of approximately 14,500
                                            square feet of existing guest rooms
                                            and the 45,000 square foot existing
                                            exhibit hall (the guest rooms and
                                            the exhibit hall, together with the
                                            Release Land, the "Release Parcel"),
                                            provided the borrower satisfies
                                            certain conditions, including, but
                                            not limited to: (i) no event of
                                            default or event or failure that
                                            with notice or the passage of time
                                            could become an event of default has
                                            occurred and is continuing, (ii)
                                            payment of an amount equal to the
                                            greater of (a) the sum of $9,750,000
                                            and the product of (x) $282,261 and
                                            (y) the anticipated net decrease in
                                            the number of hotel rooms at the
                                            mortgaged property after giving
                                            effect to both the release and the
                                            completion of the work or (b) if the
                                            Release Parcel is being sold other
                                            than to an affiliate of the
                                            borrower, 75% of the net sales
                                            price, after reasonable closing
                                            costs, of the Release Parcel, (iii)
                                            satisfaction of the prepayment
                                            provisions of the loan documents,
                                            including payment of any applicable
                                            prepayment premium for the portion
                                            of the Mortgage Loan being prepaid,
                                            (iv) the anticipated net decrease in
                                            the number of hotel rooms at the
                                            property following the release and
                                            completion of the work will not
                                            exceed fifteen rooms, (v) the
                                            borrower agrees to materially
                                            reconstruct the swimming pool, pool
                                            deck and exhibit hall at the
                                            property within a reasonable time
                                            after the release, (vi) the borrower
                                            agrees to construct a new junior
                                            ballroom which may be at the Release
                                            Parcel so long as borrower's and
                                            lender's rights in such portion of
                                            the Release Parcel are satisfactory
                                            to lender and (vii) the lender
                                            receives an opinion of counsel
                                            regarding the continued
                                            qualification of the trust fund as a
                                            REMIC.

Loan No. 22 (Szeles Portfolio)              The Mortgage Loan allows the release
                                            of up to three properties during
                                            either (i) the partial defeasance
                                            period commencing on October 9, 2009
                                            to and including August 4, 2011 or
                                            (ii) the yield maintenance period
                                            commencing on August 5, 2011 to and
                                            including June 5, 2017 subject to
                                            the satisfaction of certain
                                            conditions including but not limited
                                            to: (a) no event of default exists;
                                            (b) the LTV with respect to the
                                            remaining property is equal to or
                                            less than 75%, (c) the DSCR for the
                                            remaining property is equal to or
                                            greater than 1.25x on an amortizing
                                            basis, (d) in connection with any
                                            release during the partial
                                            defeasance period such release will
                                            be obtained solely through a partial
                                            defeasance, (e) in connection with
                                            any release during the yield
                                            maintenance period, borrower must
                                            pay to lender an amount equal to the
                                            sum of the release value plus the
                                            yield maintenance amount and (f) the
                                            property so released is defeased or
                                            prepaid based on 110% of the
                                            allocated loan amount for the first
                                            property and 120% of the allocated
                                            loan amount for the second and third
                                            properties. In addition, this
                                            Mortgage Loan allows a substitution
                                            of a fee interest in up to two
                                            properties in the aggregate per
                                            calendar year, but only one time per
                                            property, subject to the
                                            satisfaction of certain conditions
                                            including, but not limited to: (i)
                                            no event of default exists, (ii) the
                                            aggregate allocated loan amount of
                                            all substituted parcels does not
                                            exceed $10,175,000, (iii) after
                                            giving effect to the substitution,
                                            the DSCR for the loan and property
                                            is equal to or greater than the
                                            greater of (a) a DSCR (including the
                                            substituted parcel but excluding the
                                            substitute parcel) of 1.20x on an
                                            amortizing basis and (b) the DSCR
                                            (including the substituted parcel
                                            but excluding the substitute parcel)
                                            as of the date immediately preceding
                                            the substitution, (iv) after giving
                                            effect to the substitution, the LTV
                                            of the property (including the
                                            substitute parcel but excluding the
                                            substituted parcel) is equal to or
                                            less than the lesser of (i) a LTV of
                                            71.2% and (ii) the LTV of the date
                                            immediately preceding the
                                            substitution, (v) NOI for the
                                            substitute parcel for the 12 month
                                            period immediately preceding the
                                            substitution is equal to or greater
                                            than the NOI for the substituted
                                            parcel for the 12 month period
                                            immediately preceding the
                                            substitution and the NOI for the
                                            substitute parcel has not shown a
                                            downward trend over the three years
                                            prior to the substitution, (vi) any
                                            substitute parcel must be a
                                            multi-tenant office property, in the
                                            location of and quality and
                                            condition of that of the substitute
                                            parcel, (vii) the mortgage
                                            encumbering the substitute parcel
                                            will secure all amounts evidenced by
                                            the note and will be equal to 125%
                                            of the amount of the loan allocated
                                            to the substitute parcel and the
                                            amount of the loan allocated to and
                                            the allocated loan amount of the
                                            substitute parcel will equal the
                                            allocated loan amount of the related
                                            substituted parcel, (viii) the
                                            substitute parcel must be at least
                                            80% occupied by third-party tenants,
                                            and (ix) lender receives
                                            confirmation from each rating agency
                                            rating the certificates to the
                                            effect that such substitution will
                                            not result in an adverse rating
                                            impact.

Exception to Representation 33 (Licenses and Permits)

               Mortgage Loan                                Exception
Loan No. 2 (Hilton Washington DC)           Mortgagor was not in possession of a
                                            liquor license as of the date of the
                                            origination of the related Mortgage
                                            Loan.

Loan No. 105 (Alameda Crossing Shops)       No certificate of occupancy was
                                            located for the Mortgaged Property.

Exceptions to Representation 35 (Due on Sale)

               Mortgage Loan                                Exception
All Mortgage Loans                          With respect to all of the Mortgage
                                            Loans, in addition to the exceptions
                                            set forth in representation itself,
                                            the Mortgage Loan documents provide
                                            for transfers for reasons of family
                                            and estate planning.

Loan No. 2 (Hilton Washington DC)           Mortgagor is permitted to transfer a
                                            portion of the Mortgaged Property
                                            known as the "Release Parcel" to a
                                            third party or an affiliate upon
                                            satisfaction of certain conditions
                                            including a partial prepayment of
                                            the Mortgage Loan. With respect to
                                            transfers of interests in the
                                            related Mortgagor, the conditions
                                            precedent that are required to be
                                            satisfied are not conditions to be
                                            satisfied by the Mortgagor. The
                                            Mortgage Loan does not technically
                                            provide for acceleration upon a
                                            violation of the due-on-sale
                                            provision, however the Loan
                                            Agreement does so effectively
                                            provide.

Exceptions to Representation 36 (Non-Recourse Exceptions)

               Mortgage Loan                                Exception
All Mortgage Loans                          With respect to the non-recourse
                                            carveout guaranty, certain of the
                                            guarantors have agreed to be liable
                                            with respect to "material
                                            misrepresentation" as opposed to
                                            "willful misrepresentation."

Loan No. 2 (Hilton Washington DC)           The carveout guarantor is not a
                                            natural person.

Loan No. 45 (Super DSM Building)            The carveout guarantor is not a
                                            natural person.

Exceptions to Representation 40 (Single Purpose Entity)

               Mortgage Loan                                Exception
Loan No. 22 (Szeles Portfolio 1)            Pursuant to the terms and conditions
                                            of the loan commitment and the Loan
                                            Documents, Mortgagor is permitted to
                                            own, in addition to the Mortgaged
                                            Properties, a 28,000 square foot
                                            parcel of land in Trenton, New
                                            Jersey (the "Trenton Property"). In
                                            addition, the following properties
                                            were formerly owned by one of (1)
                                            Szeles Investment Company Ltd., a
                                            Pennsylvania limited liability
                                            company ("Szeles Ltd."), (2) Szeles
                                            Building and Leasing Company, a
                                            Pennsylvania limited liability
                                            company ("Szeles BLC" and together
                                            with Szeles Ltd., the "Merged
                                            Entities") (which Merged Entities
                                            were merged into Mortgagor pursuant
                                            to that certain Plan of Merger dated
                                            May 3, 2001), or (3) Mortgagor:
                                            Winchester Plaza, 1550 Pond Road,
                                            Allentown, Pennsylvania 18104;
                                            Hillside Corporate Center, 5001
                                            Louise Drive, Mechanicsburg,
                                            Pennsylvania 17055; Executive Park,
                                            2001 Slate Hill Road, Wyomissing,
                                            Pennsylvania 19610; Corporate Center
                                            15, 4900 Ritter Road, Mechanicsburg,
                                            Pennsylvania 17055; Century
                                            Professional Center, 940 Century
                                            Drive, Mechanicsburg, Pennsylvania
                                            17055; Wyomissing Hills Professional
                                            Center, 320 Abington Drive,
                                            Wyomissing, Pennsylvania 19610;
                                            Beaufort Professional Center, 1820
                                            Linglestown Road, Harrisburg,
                                            Pennsylvania 17110; The Penn St.
                                            Building, 1711 North Front Street,
                                            Harrisburg, Pennsylvania 17102;
                                            Riverside Corporate Center, 4885
                                            Riverside Drive, Macon, Georgia
                                            31210; Cross Valley Corporate
                                            Center, Highway 315, Wilkes Barre,
                                            Pennsylvania (collectively, the
                                            "Transferred Properties" and
                                            together with the Trenton Property,
                                            collectively, the "Other Property").
                                            Additional non-recourse carve-out
                                            guarantees have been added to the
                                            Promissory Note and Indemnity and
                                            Guaranty for any loss, cost or
                                            damage arising by virtue of
                                            Mortgagor's former ownership of the
                                            Transferred Properties listed in
                                            this paragraph.

Loan No. 31 (Headquarters I, II and         While the Mortgagor under the loan
Severna Park I)                             is a special purpose vehicle, the
                                            grantor under the indemnity deed of
                                            trust structure, Stone-Snyder, LLC,
                                            owns other properties as described
                                            on Exhibit "D" to the Indemnity Deed
                                            of Trust. The organizational
                                            documents limit the purpose of the
                                            grantor to the ownership and
                                            operation of the Mortgaged
                                            Properties, as well as those shown
                                            on said Exhibit "D" to the Indemnity
                                            Deed of Trust.

Exceptions to Representation 44 (Terrorism Insurance)

               Mortgage Loan                                Exception
Loan No. 1 (First Stamford Place)           The premium for terrorism insurance
                                            is capped at $135,000.00, as such
                                            amount may be increased annually (as
                                            of September 1 of each calendar year
                                            beginning September 1, 2008) during
                                            the term of the Mortgage Loan by a
                                            percentage equal to the increase in
                                            the "Consumer Price Index" from the
                                            previous year, as determined by
                                            lender."

Loan No. 2 (Hilton Washington DC)           If any of certain insurance policies
                                            (excluding worker's compensation,
                                            umbrella liability insurance and
                                            motor vehicle liability coverage)
                                            contain an exclusion from coverage
                                            for loss or damage incurred as a
                                            result of an act of terrorism,
                                            borrower must maintain insurance
                                            against such loss or damage
                                            providing for a deductible
                                            reasonably acceptable to lender
                                            ("Terrorism Insurance"), provided,
                                            however, if the Terrorism Risk
                                            Insurance Act of 2002 is no longer
                                            in effect, borrower will not be
                                            obligated to spend an amount in
                                            excess of $450,000 on Terrorism
                                            Insurance coverage (the "Terrorism
                                            Cost Cap") and provided further in
                                            the event that the cost to borrower
                                            to maintain Terrorism Insurance
                                            exceeds the Terrorism Cost Cap per
                                            annum borrower must maintain so much
                                            Terrorism Insurance as can be
                                            maintained for the Terrorism Cost
                                            Cap per annum. Loan No. 16 (The AES
                                            Building) The premium for terrorism
                                            insurance is capped at $110,952 if
                                            the Terrorism Risk Insurance Act of
                                            2002 is no longer in effect. Loan
                                            No. 19 (Sample 95 Industrial The
                                            premium for terrorism insurance is
                                            Portfolio) capped at an amount equal
                                            to two and one half (2.50) times the
                                            aggregate premiums for all insurance
                                            in place (and not solely the portion
                                            of premiums attributable to
                                            terrorism coverage) as of the
                                            closing date of the loan if the
                                            Terrorism Risk Insurance Act of 2002
                                            is no longer in effect.

Loan No. 22 (Szeles Portfolio)              The premium for terrorism insurance
                                            is capped at an amount equal to two
                                            (2) times the aggregate premiums for
                                            all insurance in place (and not
                                            solely the portion of premiums
                                            attributable to terrorism coverage)
                                            as of the closing date of the loan
                                            if the Terrorism Risk Insurance Act
                                            of 2002 is no longer in effect.

                                   SCHEDULE B

                           LIST OF MORTGAGORS THAT ARE
                  THIRD-PARTY BENEFICIARIES UNDER SECTION 5(b)

None.

                                    EXHIBIT 3

                                  BILL OF SALE

            1.    Parties. The parties to this Bill of Sale are the following:

                  Seller:     Prudential Mortgage Capital Funding LLC
                  Purchaser:  Morgan Stanley Capital I Inc.

            2. Sale. For value received, the Seller hereby conveys to the Purchaser, without recourse, all right, title and interest in and to the Mortgage Loans identified on Exhibit 1 (the "Mortgage Loan Schedule") to the Mortgage Loan Purchase Agreement, dated as of August 1, 2007 (the "Mortgage Loan Purchase Agreement"), between the Seller and the Purchaser and all of the following property:

            (a) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following property: the Mortgage Loans identified on the Mortgage Loan Schedule including the related Mortgage Notes, Mortgages, security agreements, and title, hazard and other insurance policies, all distributions with respect thereto payable after the Cut-Off Date, all substitute or replacement Mortgage Loans and all distributions with respect thereto, and the Mortgage Files;

            (b) All accounts, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, investment property, and other rights arising from or by virtue of the disposition of, or collections with respect to, or insurance proceeds payable with respect to, or claims against other Persons with respect to, all or any part of the collateral described in clause (a) above (including any accrued discount realized on liquidation of any investment purchased at a discount); and

            (c) All cash and non-cash proceeds of the collateral described in clauses (a) and (b) above.

            3. Purchase Price. $_____ (including accrued interest).

            4. Definitions. Terms used but not defined herein shall have the meanings assigned to them in the Mortgage Loan Purchase Agreement.

            IN WITNESS WHEREOF, each of the parties hereto has caused this Bill of Sale to be duly executed and delivered on this __ day of August, 2007.

SELLER:                                PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC


                                       By: _____________________________________
                                           Name:
                                           Title:


PURCHASER:                             MORGAN STANLEY CAPITAL I INC.


                                       By: _____________________________________
                                           Name:
                                           Title:

                                    EXHIBIT 4

                        FORM OF LIMITED POWER OF ATTORNEY

THIS DOCUMENT PREPARED BY,
AND AFTER RECORDING RETURN TO:

Prudential Asset Resources, Inc.
2200 Ross Avenue, Suite 4900E
Dallas, TX 75201

Centerline Servicing, Inc.
5221 North O'Connor Boulevard
Irving, Texas 75039

Wells Fargo Bank, National Association
Corporate Trust Office
9062 Old Annapolis Road
Columbia, Maryland 21045-1951

                            LIMITED POWER OF ATTORNEY

            Know all persons by these presents; that the undersigned in its capacity as Seller, having an address of 100 Mulberry Street, Gateway Center 4, 8th Floor, Newark, New Jersey 07102, Attention: Sean Beggan (the "Seller"), being duly empowered and authorized to do so, does hereby make, constitute and appoint Prudential Asset Resources, having an address of 2200 Ross Avenue, Suite 4900E, Dallas, TX 75201 (the "Master Servicer"), Centerline Servicing, Inc. (formerly ARCap Servicing, Inc.), having an address of 5221 North O'Connor Boulevard, Irving, Texas 75039, Attention: Amy L. Dixon (the "Special Servicer"), and Wells Fargo Bank, National Association, having an address of Corporate Trust Office, 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (the "Trustee") as the true and lawful attorneys-in-fact for the undersigned, in its name, place and stead, and for its use and benefit:

            1. To empower the Trustee, the Master Servicer and, in the event of the failure or incapacity of the Trustee and the Master Servicer, the Special Servicer, to submit for recording, at the expense of the Seller, any mortgage loan documents required to be recorded as described in the Pooling and Servicing Agreement, dated as of August 1, 2007 (the "Pooling and Servicing Agreement"), among Morgan Stanley Capital I Inc., as Depositor, the Capmark Master Servicer, the Master Servicer, the DC Hilton Special Servicer, the General Special Servicer, the Trustee and the Paying Agent with respect to the Trust and any intervening assignments with evidence of recording thereon that are required to be included in the Mortgage File (so long as original counterparts have previously been delivered to the Trustee).

            2. This power of attorney shall be limited to the above-mentioned exercise of power.

            3. This instrument is to be construed and interpreted as a limited power of attorney. The enumeration of specific items, rights, acts or powers herein is not intended to, nor does it give rise to, and it is not intended to be construed as, a general power of attorney.

            4. The rights, power of authority of said attorney herein granted shall commence and be in full force and effect on the date hereof and such rights, powers and authority shall remain in full force and effect until the termination of the Pooling and Servicing Agreement.

            Capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, I have hereunto set my hand this __ day of August 2007.

Witnessed by:                          PRUDENTIAL MORTGAGE CAPITAL FUNDING, LLC


___________________________            By:________________________
Print Name:                            Name:
                                       Title:

STATE OF______________________)

COUNTY OF_____________________)

On __________________________, before me, a Notary Public in and for said county, personally appeared ________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person acted and executed the instrument. Witness my hand and official seal.


_______________________________________
Commission Expires: